   As filed with the Securities and Exchange Commission on February 28, 2007

                             Registration No. 33-__

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

       [ ] Pre-Effective Amendment No. [ ] Post-Effective Amendment No. __

               The Gabelli Global Healthcare & Wellness(Rx) Trust
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (914) 921-5070

                    One Corporate Center, Rye, New York 10580
               (Address of Principal Executive Offices) (Zip code)

                                 Bruce N. Alpert
                The Gabelli Global Healthcare & WellnessRx Trust
                              One Corporate Center
                               Rye, New York 10580
                     (Name and Address of Agent for Service)

                                   ----------

                                   Copies to:

              James E. McKee, Esq.                     Rose F. DiMartino, Esq.
The Gabelli Global Healthcare & Wellness(Rx) Trust  Willkie Farr & Gallagher LLP
              One Corporate Center                       787 Seventh Avenue
               Rye, New York 10580                       New York, NY 10019

                                   ----------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933:

                                           Proposed Maximum        Proposed Maximum
 Title of Securities    Amount Being   Offering Price Per Unit    Aggregate Offering       Amount of
   Being Registered      Registered         Being Offered        Price Being Offered(1)   Registration Fee
 -------------------    ------------   -----------------------   -------------------   ----------------
Common Shares, $0.001
   par value               [100,000]*             $[10]**           [1,000,000]             $[30.7]

(1)  Estimated solely for the purpose of calculating the registration fee.

* The amount being registered assumes a dividend of 1 common share of the Registrant for every [__] shares held of common stock of The Gabelli Equity Trust Inc. If this ratio changes, the number of shares to be issued will be adjusted accordingly, but the proposed maximum aggregate offering price will remain unchanged.

** Assumes contribution by The Gabelli Equity Trust Inc. of approximately $[__] of its net assets as of ______, 2007 to Registrant. No separate consideration will be received for shares to be distributed to the common shareholders of The Gabelli Equity Trust Inc.

Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                          THE GABELLI EQUITY TRUST INC.
                              One Corporate Center
                            Rye, New York 10580-1422

                                March [__], 2007

Dear Fellow Shareholder:

     I invite you to the Annual Meeting of Shareholders of The Gabelli Equity Trust Inc. (the "Equity Trust") to be held on May 14, 2007. At the Annual Meeting, shareholders will be asked to approve a proposal to distribute to common shareholders, in the form of a dividend, shares of a newly-organized, non-diversified, closed-end management investment company, The Gabelli Global Healthcare & WellnessRx Trust (the "Healthcare Trust"). The enclosed Proxy Statement/Prospectus describes the proposal in detail.

     While the Equity Trust is also a non-diversified, closed-end management investment company, the Equity Trust has historically pursued a more diversified portfolio structure than originally contemplated. This is in large part attributable to measures taken by your Board of Directors (the "Board') to successfully reduce or eliminate any market discount from the Equity Trust's net asset value per share. In particular, as a result of the adoption of the Equity Trust's 10% distribution policy, we continue to manage the Equity Trust's portfolio to consistently achieve a return commensurate with this policy. This in turn has led us to greater diversification in the Equity Trust.

     At the same time, we continue to be attracted to the opportunities for long-term capital growth presented in the healthcare industry. Demographic trends are benefiting healthcare and wellness related businesses and have created global investment opportunities. To enable the Equity Trust's common shareholders to participate more directly in these opportunities, we are proposing to contribute approximately $[__] million of the Equity Trust's net assets to the Healthcare Trust, which would adopt a policy of concentrating its investments in healthcare and wellness related businesses. If approved, each Equity Trust common shareholder would receive one share of the Healthcare Trust for the number of whole common shares of the Equity Trust owned on the dividend record date that will produce a total dividend of approximately $[___] million. At current net asset valuation, this would result in a dividend of one share of the Healthcare Trust for each [___] common share of the Equity Trust. The $[___] million target size was established by the Board to satisfy the New York Stock Exchange listing standards and to ensure the Healthcare Trust has sufficient assets to conduct its investment program with a reasonable expense ratio. No commission or other sales charge would be imposed. The Healthcare Trust expects to distribute its net investment income and capital gains annually, with its first distribution anticipated at year-end 2007. In addition, the broker-dealer affiliate of the Equity Trust's investment adviser intends to allow shareholders of the Equity Trust to purchase up to [___] additional shares of the Healthcare Trust (acquired through open market purchases at market prices) without a commission in order to round up their positions to round lots.

     Please note that the proposed transaction will not affect the Equity Trust's 10% distribution policy. The Equity Trust will continue to make quarterly distributions to its common shareholders as it has done since the policy's inception in 1987.

     We believe this proposal represents an attractive opportunity for the shareholders of the Equity Trust, and we urge you to carefully consider the merits of this proposal.

                                        Very truly yours,


                                        ----------------------------------------
                                        Mario J. Gabelli
                                        Director and Chief Investment Office

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN THE SAME AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET), WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                            TELEPHONE/INTERNET VOTING

VARIOUS BROKERAGE FIRMS MAY OFFER THE CONVENIENCE OF PROVIDING YOU VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET FOR SHARES HELD THROUGH SUCH FIRMS. IF AVAILABLE, INSTRUCTIONS ARE INCLUDED IN THIS PROXY STATEMENT/PROSPECTUS AND ON THE PROXY CARD.

                          THE GABELLI EQUITY TRUST INC.

                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 14, 2007

                                   ----------

To the Shareholders of
THE GABELLI EQUITY TRUST INC.

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Equity Trust Inc. (the "Equity Trust") will be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 14, 2007, at 9:00 a.m., for the following purposes:

     1. To consider and vote upon a proposal, by the holders of the Equity Trust's Common Stock and holders of its Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, and 6.20% Series F Cumulative Preferred Stock, voting together as a single class, to distribute to Equity Trust common shareholders approximately $[__] million of the Equity Trust's net assets in the form of shares of The Gabelli Global Healthcare & WellnessRx Trust, a newly-organized, closed-end management investment company (PROPOSAL
          1);

     2. To elect three (3) Directors of the Equity Trust, to be elected by the holders of the Equity Trust's Common Stock and holders of its Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, and 6.20% Series F Cumulative Preferred Stock, voting together as a single class (PROPOSAL 2); and

     3. To consider and vote upon such other matters, including adjournments, as may come before said Meeting or any adjournments thereof.

     These items are discussed in greater detail in the attached Proxy Statement/Prospectus.

     The close of business on March 12, 2007, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE EQUITY TRUST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET), WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                        By Order of the Board of Directors,


                                        ----------------------------------------
                                        JAMES E. MCKEE
                                        Secretary

March [__], 2007

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Equity Trust involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                          VALID SIGNATURE
------------                          ---------------
CORPORATE ACCOUNTS

(1)  ABC Corp.                        ABC Corp.
(2)  ABC Corp.                        John Doe, Treasurer
(3)  ABC Corp.
     c/o John Doe, Treasurer          John Doe
(4)  ABC Corp., Profit Sharing Plan   John Doe, Trustee

TRUST ACCOUNTS

(1)  ABC Trust                        Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
     u/t/d 12/28/78                   Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS

(1)  John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA    John B. Smith
(2)  John B. Smith, Executor          John B. Smith, Executor
     Estate of Jane Smith

                            TELEPHONE/INTERNET VOTING

     Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

                          THE GABELLI EQUITY TRUST INC.

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 14, 2007

                                   ----------

                           PROXY STATEMENT/PROSPECTUS

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors of The Gabelli Equity Trust Inc. (the "Equity Trust") for use at the Annual Meeting of Shareholders of the Equity Trust to be held on May 14, 2007, at 9:00 a.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments or postponements thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement/Prospectus, all of which are first being mailed to shareholders on or about [____] [__], 2007.

     Among the proposals to be considered at the Meeting is a proposal (Proposal
1) to distribute to Equity Trust common shareholders common shares of beneficial interest of The Gabelli Global Healthcare & WellnessRx Trust, a newly-organized, closed-end management investment company (the "Healthcare Trust"). Under this proposal, the Equity Trust will contribute a portion of its assets (which is anticipated to consist largely or exclusively of cash and short-term fixed income instruments) having a value of approximately $[__] million to the Healthcare Trust, an investment company organized and wholly-owned by the Equity Trust. All of the common shares of beneficial interest of the Healthcare Trust (the "Healthcare Trust Common Shares") will then be distributed by the Equity Trust as a dividend to the Equity Trust's common shareholders at a rate of one
(1) Healthcare Trust Common Share for every [___] common shares held of the Equity Trust. See "The Transaction."

     Like the Equity Trust, the Healthcare Trust is a closed-end, non-diversified management investment company. The investment objective of the Healthcare Trust is long-term growth of capital. The primary investment objective of the Equity Trust is long-term growth of capital, with income as a secondary objective. Under normal circumstances, the Healthcare Trust will invest at least 80% of its assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of foreign and domestic companies involved to a substantial extent in providing products, services or equipment for the healthcare and wellness industries, whereas the Equity Trust attempts to achieve its objective by investing primarily in a portfolio of equity securities of companies involved in a wide variety of industries. Securities of companies in the healthcare and wellness industries are defined as those companies that are involved to a substantial extent in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs. Specific sector investments will include, but are not limited to, dental, orthopedics, cardiology, life science, in-vitro diagnostics, medical supplies and products, aesthetics and plastic surgery, veterinary, hearing aid, pharmacy benefits management, healthcare distribution, healthcare imaging, pharmaceuticals, biotechnology, healthcare plans, healthcare services and healthcare equipment. The Healthcare Trust will focus on companies that are growing globally due to favorable demographic trends. As a global fund, the Healthcare Trust may invest without limitation in securities of foreign issuers and, under normal market conditions, expects to have at least [___]% of its assets invested in securities of issuers located in at least three countries other than the Untied States. No assurances can be given that the Healthcare Trust's objectives will be achieved.

     Application will be made to list the Healthcare Trust's shares on the New York Stock Exchange ("NYSE"). Although there is no current trading market for Healthcare Trust Common Shares, it is expected that "when issued" trading of such shares will commence on the NYSE four business days prior to the record date set by the Board of Directors of the Equity Trust for the distribution of the shares of the Healthcare Trust. If an Equity Trust shareholder sells the shares in the Healthcare Trust that it receives through the dividend, the shareholder may incur brokerage commissions and the sale may constitute a taxable event for the shareholder.

     Shares of closed-end funds often trade at a discount to net asset value. The Equity Trust cannot predict whether the Healthcare Trust Common Shares will trade at, below or above net asset value. Shareholders must bear the risk of loss created by the possibility that the Healthcare Trust Common Shares may trade at a discount to net asset value.

     THE EQUITY TRUST'S COMMON STOCK TRADES ON THE NEW YORK STOCK EXCHANGE (`NYSE") UNDER THE SYMBOL "GAB." THE EQUITY TRUST'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2006, IS AVAILABLE UPON REQUEST BY WRITING THE EQUITY TRUST AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, BY CALLING THE EQUITY TRUST AT (800) GABELLI (422-3554), OR VIA THE INTERNET AT HTTP://WWW.GABELLI.COM. THE ADDRESS AND TELEPHONE NUMBER OF THE HEALTHCARE TRUST ARE THE SAME AS THOSE OF EQUITY TRUST NOTED ABOVE.

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the proposals. It is both the proxy statement for the Equity Trust and the prospectus of the Healthcare Trust. Investors should read and retain this Proxy Statement/Prospectus for future reference.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THIS PROXY STATEMENT/PROSPECTUS SETS FORTH CONCISELY CERTAIN INFORMATION ABOUT THE HEALTHCARE TRUST AND THE EQUITY TRUST THAT SHAREHOLDERS SHOULD KNOW BEFORE GIVING A PROXY AND IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

     INFORMATION CONTAINED HEREIN IS NOT COMPLETE AND MAY BE CHANGED. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE WOULD NOT BE PERMITTED.

                                [___] [___], 2007

                                                                           DRAFT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL VOTING INFORMATION...............................................      1
PROXY STATEMENT/PROSPECTUS SUMMARY.......................................      2
TABLE OF FEES AND EXPENSES...............................................     11
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES............................     12
PROPOSAL 1: TO APPROVE THE DISTRIBUTION TO EQUITY TRUST COMMON
SHAREHOLDERS OF APPROXIMATELY $[  ] OF THE EQUITY TRUST'S NET
ASSETS IN THE FORM OF SHARES OF THE GABELLI
HEALTHCARE & WELLNESS(RX) TRUST..........................................     13
THE TRANSACTION..........................................................     13
   Background............................................................     13
   Description Of The Transaction........................................     14
   Federal Income Tax Consequences Of The Transaction....................     15
   Exchange Listing......................................................     16
   Transaction Expenses..................................................     16
   Manner of Effecting the Distribution..................................     16
   Costs Associated With Sales of Healthcare Trust Common Shares.........     17
   Allocation of Investment Opportunities................................     18
INVESTMENT OBJECTIVES AND POLICIES OF THE EQUITY TRUST AND THE
   HEALTHCARE TRUST......................................................     18
   The Equity Trust......................................................     18
   The Healthcare Trust..................................................     18
INVESTMENT METHODOLOGY OF THE EQUITY TRUST AND THE HEALTHCARE TRUST......     19
   Risk Factors..........................................................     19
INVESTMENT RESTRICTIONS..................................................     26
MANAGEMENT OF THE EQUITY TRUST AND THE HEALTHCARE TRUST..................     27
   Information About Directors/Trustees and Officers.....................     27
   Remuneration of Directors/Trustees and Officers.......................     34
INVESTMENT ADVISORY AND OTHER SERVICES...................................     35
   Investment Management.................................................     35
   Investment Advisory Agreements........................................     35
   Portfolio Management..................................................     37
   Payment of Expenses...................................................     38
PORTFOLIO TRANSACTIONS...................................................     39
DETERMINATION OF NET ASSET VALUE.........................................     39
DISTRIBUTIONS; AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH
   PURCHASE PLAN.........................................................     40
   The Equity Trust's 10% Distribution Policy............................     40
   Distributions on The Healthcare Trust.................................     41
   Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan......     41
TAXATION.................................................................     41
   Taxation of the Equity Trust and the Healthcare Trust.................     42
   Taxation of Shareholders..............................................     43
PRINCIPAL SHAREHOLDERS...................................................     44
   The Equity Trust......................................................     44
   The Healthcare Trust..................................................     45
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR.......     46

                                TABLE OF CONTENTS
                                   (Continued)

                                                                            Page
                                                                            ----
DESCRIPTION OF CAPITAL STOCK OF THE EQUITY TRUST AND THE
   HEALTHCARE TRUST......................................................     47
   Equity Trust Common Stock and Preferred Stock.........................     47
   Healthcare Trust Common Shares........................................     49
   Repurchase Of Shares..................................................     49
   Rights Offerings......................................................     50
   The Multimedia Trust and The Utility Trust............................     50
   Certain Provisions of The Governing Documents of the Equity Trust and
      the Healthcare Trust...............................................     50
   Limitation of Officers' and Directors' Liability......................     52
   1940 Act Restrictions on Issuance of Senior Securities................     52
EXPERTS..................................................................     54
   Further Information...................................................     54
FINANCIAL STATEMENTS.....................................................     54
   Required Vote for Proposal 1..........................................     55
PROPOSAL 2:  TO ELECT THREE (3) DIRECTORS OF THE EQUITY TRUST............     55
   Nominees for the Board of Directors...................................     55
   Required Vote for Proposal 2..........................................     57
ADDITIONAL INFORMATION...................................................     57
   Portfolio Transactions................................................     57
   Portfolio Turnover....................................................     58
   Proxy Voting Procedures...............................................     58
   Code of Ethics........................................................     58
   Code of Conduct for Chief Executive and Senior Financial Officers.....     59
   Portfolio Manager Information.........................................     59
   Potential Conflicts of Interest.......................................     60
SHAREHOLDER PROPOSALS....................................................     62
OTHER MATTERS TO COME BEFORE THE MEETING.................................     62
REPORT OF INDEPENDENT ACCOUNTANTS........................................     62

APPENDIX A  Investment Practices.........................................    A-1
APPENDIX B  Investment Restrictions......................................    B-1
APPENDIX C. Automatic Dividend Reinvestment and Voluntary Cash
            Purchase Plan................................................    C-1
APPENDIX D  Description of Ratings.......................................    D-1
APPENDIX E  Proxy Voting.................................................    E-1
APPENDIX F  Taxation.....................................................    F-1

                           GENERAL VOTING INFORMATION

     In addition to the solicitation of proxies by mail, officers of the Equity Trust and regular employees of Computershare Trust Company, N.A. ("Computershare"), the Equity Trust's transfer agent, and affiliates of Computershare or other representatives of the Equity Trust may also solicit proxies by telephone, telegraph, Internet or in person. In addition, the Equity Trust has retained [____] to assist in the solicitation of proxies for a minimum fee of $[___] plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement/Prospectus and its enclosures will be paid by the Equity Trust. The Equity Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Equity Trust's most recent annual report, including audited financial statements for the year ended December 31, 2006, is available upon request, without charge, by writing to the Equity Trust at One Corporate Center, Rye, New York 10580-1422, by calling the Equity Trust at 800-422-3554, or via the internet at www.gabelli.com.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Equity Trust Shares (as defined below) represented thereby will be voted "FOR" Proposals 1 and 2 and "FOR" any other matters deemed appropriate unless instructions to the contrary are marked. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Equity Trust at the above address prior to the date of the Meeting. Merely attending the Meeting without voting, however, will not revoke a previously given proxy.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Equity Trust entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     The close of business on March 12, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The Equity Trust has two classes of capital stock: common stock, par value $0.001 per share (the "Equity Trust Common Stock"), and preferred stock consisting of (i) Series C Auction Rate Cumulative Preferred Stock ("Series C Preferred"), (ii) 5.875% Series D Cumulative Preferred Stock ("Series D Preferred"), (iii) Series E Auction Rate Cumulative Preferred Stock ("Series E Preferred"), and (iv) 6.20% Series F Cumulative Preferred Stock ("Series F Preferred"), each having a par value of $0.001 per share (together, the "Preferred Stock" and together with the Equity Trust Common Stock, the "Equity Trust Shares"). The holders of the Equity Trust Common Stock and Preferred Stock are each entitled to one vote for each full share held and an appropriate fraction of a vote for each fractional share held. On the record date, there were [168,756,272] shares of Equity Trust Common Stock, [5,200] shares of Series C Preferred Stock, [2,949,700] shares of Series D Preferred Stock, [2,000] shares of Series E Preferred Stock, and [6,000,000] shares of Series F Preferred Stock outstanding.

     As of the record date, there were no persons known to the Equity Trust to be beneficial owners of more than 5% of the Equity Trust's outstanding shares of common stock.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

1.   Proposal to Distribute to Equity      Common and Preferred Shareholders,
     Trust Common Shareholders             voting together as a single class
     approximately $[__] million of the
     Equity Trust's net assets in the
     form of shares of The Gabelli
     Global Healthcare & Wellness(Rx)
     Trust:

2.   Election of Directors:                Common and Preferred Shareholders,
                                           voting together as a single class,
                                           vote to elect three Directors: Mario
                                           J. Gabelli, CFA; Thomas E. Bratter;
                                           and Arthur V. Ferrara

3.   Other Business:                       Common and Preferred Shareholders,
                                           voting together as a single class.

                       PROXY STATEMENT/PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by the more detailed information included elsewhere in this Proxy Statement/Prospectus.

The Transaction                  The Board of Directors of the Equity Trust has
                                 approved, subject to shareholder approval, the
                                 contribution of a portion of the Equity Trust's
                                 assets (which is anticipated to consist largely
                                 or exclusively of cash and short-term fixed
                                 income instruments) having a value of
                                 approximately $[___] million to the Healthcare
                                 Trust, a newly formed investment company
                                 organized and wholly-owned by the Equity Trust.
                                 All of the Healthcare Trust Common Shares (as
                                 hereinafter defined) will then be distributed
                                 by the Equity Trust as a dividend to its common
                                 shareholders at a rate of one (1) Healthcare
                                 Trust Common Share for every [___] shares held
                                 of Equity Trust Common Stock. The contribution
                                 of such Equity Trust assets to the Healthcare
                                 Trust and the subsequent distribution of the
                                 Healthcare Trust's shares to Equity Trust
                                 common shareholders is referred to herein as
                                 the "Transaction." See "The Transaction."

The Gabelli Global Healthcare    A newly formed investment company organized by
   & Wellness(Rx) Trust          the Equity Trust and registered under the
                                 Investment Company Act of 1940, as amended (the
                                 "1940 Act"), as a non-diversified, closed-end
                                 management

                                 investment company.

Comparison of Investment         The primary investment objective of the Equity
   Objectives and Policies of    Trust is long-term growth of capital, with
   the Equity Trust and the      income as a secondary objective. The Equity
   Healthcare Trust              Trust attempts to achieve its objective by
                                 investing primarily in a portfolio of equity
                                 securities of companies involved in a wide
                                 variety of industries. The investment objective
                                 of the Healthcare Trust is long-term growth of
                                 capital. Under normal market conditions, the
                                 Healthcare Trust will invest at least 80% of
                                 its assets (plus borrowings made for investment
                                 purposes) in equity securities (such as common
                                 stock and preferred stock) and income producing
                                 securities (such as fixed income debt
                                 securities and securities convertible into
                                 common stock) of foreign and domestic companies
                                 involved to a substantial extent in providing
                                 products, services or equipment for the
                                 healthcare and wellness industries. Securities
                                 of companies in the healthcare and wellness
                                 industries are defined as those companies that
                                 are involved to a substantial extent in
                                 providing products, services and/or equipment
                                 related to healthcare, medical, or lifestyle
                                 needs. Specific sector investments will
                                 include, but are not limited to, dental,
                                 orthopedics, cardiology, life science, in-vitro
                                 diagnostics, medical supplies and products,
                                 aesthetics and plastic surgery, veterinary,
                                 hearing aid, pharmacy benefits management,
                                 healthcare distribution, healthcare imaging,
                                 pharmaceuticals, biotechnology, healthcare
                                 plans, healthcare services and healthcare
                                 equipment. As a global fund, the Healthcare
                                 Trust may invest without limitation in
                                 securities of foreign issuers and, under normal
                                 market conditions, expects to have at least
                                 [___]% of its assets invested in securities of
                                 issuers located in at least three countries
                                 other than the United States. See "Investment
                                 Objectives and Policies of the Equity Trust and
                                 the Healthcare Trust."

                                 The investment practices and restrictions of each of the Healthcare Trust and the Equity
                                 Trust are substantially similar except that, generally, (i) the Healthcare Trust has no fundamental policy with respect to purchasing securities of investment companies; (ii) the Healthcare Trust may borrow money, including on margin, to the extent permitted by applicable law whereas the Equity Trust is limited to borrowings not exceeding 10% of its total assets to finance repurchases of its shares and 5% for extraordinary or emergency purposes,
                                 (iii) there is no limitation on the amount of foreign securities in which the Healthcare
                                 Trust may invest whereas the Equity Trust is limited to investing up to 35% of its total assets in foreign securities, (iv) the
                                 Healthcare Trust may invest without limit in illiquid securities whereas the Equity Trust may not invest more than 10% of its total assets in illiquid securities and (v) the Healthcare Trust may, whereas the Equity Trust may not, make short sales of securities. For a more detailed description of the differences between the investment practices and restrictions of the Healthcare Trust and the Equity Trust, see "Appendix A -- Investment
                                 Practices" and "Appendix B -- Investment
                                 Restrictions."

Investment Adviser to the        Gabelli Funds, LLC (the "Investment Adviser"),
   Healthcare Trust; Advisory    the investment adviser for the Equity Trust,
   Fees                          will also serve as investment adviser to the
                                 Healthcare Trust. The investment advisory
                                 agreement between the Healthcare Trust and the
                                 Investment Adviser combines investment advisory
                                 and administrative responsibilities in one
                                 agreement. The Investment Adviser's fee is
                                 [_______]. See "Investment Advisory and Other
                                 Services."

Exchange Listing                 Application will be made to list the Healthcare
                                 Trust's shares on the NYSE, subject to notice
                                 of issuance of such shares. Although there is
                                 no current trading market for Healthcare Trust
                                 Common Shares, it is expected that "when
                                 issued" trading of such shares will commence on
                                 the NYSE four business days prior to the record
                                 date set by the Board of Directors of the
                                 Equity Trust for the distribution of the shares
                                 of the Healthcare Trust.

Federal Income Tax               The Transaction is not expected to increase
   Consequences of the           significantly the total amount of taxable
   Transaction                   distributions received by the Equity Trust
                                 shareholders for the year ending December 31,
                                 2007 and is not expected to result in the
                                 recognition of significant taxable gain by the
                                 Equity Trust.

                                 The distribution of Healthcare Trust shares and cash in lieu of fractional shares to holders of Equity Trust Common Stock will constitute a dividend to each such shareholder up to its portion of the Equity Trust's current or accumulated earnings and profits (but not in excess of the fair market value of Healthcare
                                 Trust shares and cash received by such
                                 shareholder) and generally will be taxable to such shareholder as a distribution of ordinary income and/or long-term capital gains. To the extent that the fair market value of the distributed Healthcare Trust shares and cash exceeds the allocated current earnings and profits and any accumulated earnings and profits from prior years, the excess will first be treated as a non-taxable return of capital, reducing the Equity Trust Common

                                 Stock holder's tax basis in its Equity Trust shares; thereafter, distributions in excess of the Equity Trust Common Stock holder's basis will be taxable as gain realized from a deemed sale of its Equity Trust Common Stock. Each
                                 Equity Trust Common Stock holder will take a fair market value tax basis in the Healthcare
                                 Trust shares received and will have a new holding period beginning on the date following the date of the distribution. In addition to the other information necessary to file tax returns, the Equity Trust will provide shareholders with information as to the amount of the distribution to be treated as a dividend.

                                 The Healthcare Trust has received an opinion of counsel to the effect that the foregoing discussion accurately summarizes the material federal income tax consequences of the Transaction. The foregoing summary is subject to and qualified in its entirety by the discussion in "The Transaction -- Federal
                                 Income Tax Consequences of the Transaction" and
                                 "Taxation" below.

Comparison of Distribution       Under an existing order of exemption received
   Policies of the Equity        from the Securities and Exchange Commission
   Trust and the Healthcare      (the "Commission") from Section 19(b) of the
   Trust                         1940 Act (the "Section 19(b) Exemptive Order"),
                                 the Equity Trust and the Healthcare Trust may
                                 distribute capital gains to shareholders more
                                 frequently than annually. The Healthcare Trust
                                 plans to make distributions on an annual basis
                                 starting at year-end 2007. The Equity Trust
                                 will continue to make quarterly dividend
                                 payments pursuant to its 10% distribution
                                 policy. See "Distributions; Automatic Dividend
                                 Reinvestment and Voluntary Cash Purchase Plan."

Manner of Effecting the          The Equity Trust's Board of Directors is
   Distribution                  expected to declare a distribution (the
                                 "Distribution") of all the outstanding common
                                 shares of beneficial interest, par value $0.001
                                 per share, of the Healthcare Trust ("Healthcare
                                 Trust Common Shares"), payable to the holders
                                 of record of the Equity Trust's common stock,
                                 par value $0.001 per share ("Equity Trust
                                 Common Stock"), as of the close of business on
                                 a date (the "Distribution Record Date") to be
                                 determined, together with the payable date for
                                 the Distribution (the "Distribution Date"), by
                                 the Equity Trust's Board of Directors promptly
                                 following shareholder approval of the
                                 Transaction [and receipt of an exemptive order
                                 from the Commission]. On or about the
                                 Distribution Date, the Equity Trust will
                                 contribute a portion of its assets (which is
                                 anticipated to consist largely or exclusively
                                 of cash and short-term fixed income

                                 instruments) having a value of approximately
                                 $[____] million to the Healthcare Trust.

                                 The Equity Trust will effect the Distribution on the Distribution Date by providing for the delivery of the Healthcare Trust Common Shares to Computershare Trust Company, N.A. (the
                                 "Distribution Agent") for distribution to holders of record of Equity Trust Common Stock as of the close of business on the Distribution
                                 Record Date. The Distribution will be made on the basis of one (1) Healthcare Trust Common
                                 Share for every [___] shares of Equity Trust
                                 Common Stock outstanding on the Distribution
                                 Record Date. All such Healthcare Trust Common
                                 Shares will be fully paid and non-assessable.
                                 Commencing on or about the Distribution Date, certificates representing Healthcare Trust
                                 Common Shares will be mailed to persons holding
                                 Equity Trust Common Stock on the Distribution
                                 Record Date. Shareholders who have their Equity
                                 Trust shares registered with the transfer agent in book-entry form in their names, will receive shares of the Healthcare Trust in book-entry form and will not receive share certificates.

                                 Fractional shares of Healthcare Trust Common
                                 Shares will only be issued as part of the Distribution to holders of Equity Trust Common
                                 Stock who are participants in the Equity
                                 Trust's Automatic Dividend Reinvestment and
                                 Voluntary Cash Purchase Plan (the "Equity Trust
                                 Plan"). The Distribution Agent will aggregate the fractional shares to which holders who are not participants in the Equity Trust Plan would otherwise be entitled and attempt to sell them in the open market at the then prevailing prices on behalf of such holders, and such holders will receive instead a cash payment in the amount of their pro rata share of the total sales proceeds.

                                 In addition, holders of Equity Trust Common
                                 Stock may purchase up to [___] additional
                                 Healthcare Trust Common Shares (acquired through open market purchases at market prices) through Gabelli & Company, Inc., the broker-dealer affiliate of the Investment
                                 Adviser, without a commission in order to round up their positions to round lots.

                                 No holder of Equity Trust Common Stock will be required to pay any cash or other consideration for the Healthcare Trust Common Shares received in the Distribution or to surrender or exchange shares of Equity Trust Common Stock in order to receive Healthcare Trust Common Shares. The
                                 Distribution will not affect the number of, or the rights attaching to, outstanding shares of Equity Trust Common
                                 Stock. See "The Transaction -- Manner of
                                 Effecting the Distribution."

                                 Healthcare Trust Common Shares distributed in connection with the Distribution will be freely transferable except for shares received by persons who may be deemed to be "affiliates" of the Healthcare Trust under the Securities Act of 1933, as amended (the "1933 Act"). See "The
                                 Transaction -- Manner of Effecting the
                                 Distribution."

Risk Factors and Special         As shareholders of a closed-end fund, the
   Considerations; Repurchase    Healthcare Trust shareholders do not have the
   and Charter Provisions.       right to redeem their shares.

                                 However, the shares are freely transferable, except for shares received by persons who may be deemed to be "affiliates" of the Healthcare
                                 Trust under the 1933 Act, and shareholders desiring liquidity may, subject to applicable securities laws, trade their Healthcare Trust
                                 Common Shares on the NYSE or other markets on which the shares may trade at the then current market value. Like the Equity Trust, the Healthcare Trust is authorized to repurchase its common shares on the open market when the shares are trading at a discount of 10% or more
                                 (or such other percentage as its Board of Directors (which term includes a Board of Trustees) may determine from time to time) from the net asset value. In addition, certain provisions of the Healthcare Trust's
                                 Declaration of Trust may be regarded as
                                 "anti-takeover" provisions. Pursuant to these provisions only one of the three classes of directors (which term includes trustees) is elected each year, and the affirmative vote of the holders of 75% of the outstanding voting shares of the Healthcare Trust is necessary to authorize amendments to the Healthcare Trust's
                                 Declaration of Trust that would be necessary to modify these provisions or to directly or indirectly convert the Healthcare Trust from a closed-end to an open-end investment company.
                                 In addition, the affirmative vote of the holders of 80% of the outstanding voting shares of each class of the Healthcare Trust, voting as a class, is generally required to authorize certain business transactions with the beneficial owner of more than 5% of any class of the Healthcare Trust's capital stock.

                                 In addition, if the Healthcare Trust issues preferred stock, the holders of the preferred shares would have the authority to elect two directors at all times and would have separate class voting rights on specified matters including conversion of the Healthcare Trust to open-end status and certain reorganizations of the

                                 Healthcare Trust. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder, or the conversion of the Healthcare Trust to an open-end investment company. These provisions may have the effect of depriving Healthcare Trust common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. See "Description of Capital Stock of the Equity Trust and the Healthcare Trust --
                                 Certain Provisions of the Governing Documents of the Equity Trust and the Healthcare Trust."

Non-Diversified Status           As a non-diversified investment company under
                                 the 1940 Act, the Healthcare Trust, like the
                                 Equity Trust, is not limited in the proportion
                                 of its assets that may be invested in
                                 securities of a single issuer, and accordingly,
                                 an investment in the Healthcare Trust may,
                                 under certain circumstances, present greater
                                 risk to an investor than an investment in a
                                 diversified company. See "Investment Objectives
                                 and Policies of the Equity Trust and the
                                 Healthcare Trust," "Risk Factors" and
                                 "Taxation."

Discount to Net Asset Value      Shares of closed-end investment companies
                                 frequently trade at a discount from net asset
                                 value. This characteristic of shares of a
                                 closed-end investment company is a risk
                                 separate and distinct from the risk that the
                                 Healthcare Trust's net asset value may
                                 decrease. The Equity Trust cannot predict
                                 whether the Healthcare Trust's shares will
                                 trade at, below or above net asset value. The
                                 risk of holding shares of closed-end investment
                                 companies that might trade at a discount to net
                                 asset value is more pronounced for shareholders
                                 who wish to sell their shares in a relatively
                                 short period of time after completion of the
                                 Distribution. For those shareholders,
                                 realization of a gain or loss on their
                                 investment is likely to be more dependent upon
                                 the existence of a premium or discount than
                                 upon portfolio performance. See "Investment and
                                 Objectives of the Equity Trust and the
                                 Healthcare Trust" and "Risk Factors."

Taxable Distribution             Each holder of Equity Trust Common Stock will
                                 recognize taxable income as a result of the
                                 distribution of the Healthcare Trust Common
                                 Shares and cash in lieu of fractional shares.
                                 The Transaction is not expected to increase
                                 significantly the total amount of taxable
                                 distributions received by the Equity Trust
                                 common shareholders for this year, provided
                                 that the Equity Trust, as it expects, does not
                                 contribute securities with significant net
                                 unrealized appreciation

                                 to the Healthcare Trust in exchange for
                                 Healthcare Trust Common Shares. In the event that the Equity Trust does contribute securities with significant net unrealized appreciation, the Transaction could result in the recognition of significant taxable gain by the Equity Trust and could increase the total amount of taxable distributions received by the Equity Trust shareholders for this year. See
                                 "Proxy Statement/Prospectus Summary -- Federal
                                 Income Tax Consequences of the Transaction" and
                                 "The Transaction -- Federal Income Tax
                                 Consequences of the Transaction."

Costs Associated with Sales of   If an Equity Trust shareholder sells the
   Healthcare Trust Common       Healthcare Trust Common Shares that he or she
   Shares                        receives, the shareholder may incur brokerage
                                 commissions and the sale may constitute a
                                 taxable event for the shareholder.

Industry Risks                   The Healthcare Trust will invest a significant
                                 portion of its assets in companies in the
                                 healthcare and wellness industries and, as a
                                 result, the value of the Healthcare Trust
                                 Common Shares will be more susceptible to
                                 factors affecting those companies, including
                                 governmental regulation, changes in government
                                 subsidy and reimbursement levels, governmental
                                 approval process, rapid obsolescence of
                                 products and services and patent expirations.
                                 As a consequence of its concentration policy,
                                 the Healthcare Trust's investments may be
                                 subject to greater risk and market fluctuation
                                 than a fund that has securities representing a
                                 broader range of alternatives. See "Investment
                                 Objectives and Polices of the Equity Trust and
                                 the Healthcare Trust" and "Risk Factors."

Foreign Securities               There is no limitation on the amount of foreign
                                 securities in which the Healthcare Trust may
                                 invest. As a global fund, the Healthcare Trust
                                 may invest without limitation in securities of
                                 foreign issuers and, under normal market
                                 conditions, expects to have at least [___]% of
                                 its assets invested in securities of issuers
                                 located in at least three countries. The Equity
                                 Trust, in contrast, may invest up to 35% of its
                                 total assets in foreign securities. Investing
                                 in securities of foreign companies and foreign
                                 governments, which generally are denominated in
                                 foreign currencies, may involve certain risk
                                 and opportunity considerations not typically
                                 associated with investing in domestic companies
                                 and could cause the Healthcare Trust to be
                                 affected favorably or unfavorably by changes in
                                 currency exchange rates and revaluations of
                                 currencies. See "Investment Objectives and
                                 Policies of the Equity Trust and the Healthcare
                                 Trust" and "Risk

                                 Factors."

Use of Leverage                  As provided in the 1940 Act and subject to
                                 certain exceptions, the Healthcare Trust may
                                 issue debt or preferred shares so long as the
                                 Healthcare Trust's total assets immediately
                                 after such issuance, less certain ordinary
                                 course liabilities, exceed 300% of the amount
                                 of the debt outstanding and exceed 200% of the
                                 sum of the amount of preferred shares and debt
                                 outstanding. The Equity Trust may issue debt
                                 for certain restricted purposes up to 10% of
                                 its total assets and preferred stock up to the
                                 200% asset coverage limitation. In accordance
                                 with Commission staff guidelines, each fund may
                                 also issue convertible preferred shares, which
                                 may permit each fund to obtain leverage at
                                 attractive rates. The use of leverage may
                                 magnify the impact on common shareholders of
                                 changes in net asset value and the cost of
                                 leverage could exceed the return on the
                                 securities acquired with the proceeds of the
                                 leverage, thereby diminishing returns to such
                                 common shareholders. In addition, the fund may
                                 be required to sell investments in order to
                                 meet interest or dividend payments on the debt
                                 or preferred shares when it may be
                                 disadvantageous to do so. See "Risk Factors"
                                 and "Appendix A -- Investment Practices."

                           TABLE OF FEES AND EXPENSES

                                                                      EQUITY TRUST            HEALTHCARE TRUST
                                                                ----------------------   --------------------------
SHAREHOLDER TRANSACTION EXPENSES
Voluntary Cash Purchase Plan Purchase Fees...................   $0.75 per transaction    $0.75 per transaction plus
                                                                plus pro rata share of   pro rata share of
                                                                brokerage commissions    brokerage commissions

Automatic Dividend Reinvestment and Voluntary Cash Purchase
   Plan Fees.................................................   $2.50 per transaction    $2.50 per transaction plus
                                                                plus pro rata share of   pro rata share of
                                                                brokerage commissions    brokerage commissions
ANNUAL OPERATING EXPENSES
(as a percentage of net assets attributable to common shares)
Management Fees..............................................            [ ]%                       [ ]%
Other Expenses...............................................            [ ]%                       [ ]%
Total Annual Operating Expenses                                          [ ]%                       [ ]%
                                                                         ===                        ===

EXAMPLE

     The following examples illustrate the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in each of the Equity Trust and the Healthcare Trust. These amounts are based upon payment by each of the Equity Trust and the Healthcare Trust of expenses at levels set forth in the above table.

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                 ------   -------   -------   --------
Equity Trust Common Stock        $[__]     $[__]     $[__]     $[__]
Healthcare Trust Common Shares   $[__]     $[__]     $[__]     $[__]

     The foregoing table is to assist you in understanding the various costs and expenses that an investor in each of the Equity Trust and the Healthcare Trust would bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Equity Trust Common Stock or the Healthcare Trust Common Shares. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example.

     The Healthcare Trust is a newly-formed entity with no operating history. As such, expenses are estimated based on an anticipated size of the Healthcare Trust of $[____] million.

                  PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

     The following unaudited pro forma statement of assets and liabilities of the Equity Trust and the Healthcare Trust assumes that the Distribution occurred as of December 31, 2006, that the spin-off was at a rate of one Healthcare Trust Common Share for every [____] shares of Equity Trust Common Stock resulting in [____] Healthcare Trust Common Shares outstanding and that the assets contributed to the Healthcare Trust were valued at cost.

                                December 31, 2006

                                                                  PRO FORMA       PRO FORMA
EQUITY TRUST   ASSETS                                           EQUITY TRUST   HEALTHCARE TRUST
------------   ------                                           ------------   ----------------
 $[_______]    Investments, at value(1)                          $[_______]       $[_______]
 $[_______]    Cash and other assets.........................    $[_______]               --
 $[_______]       Total Assets...............................    $[_______]       $[_______]
 $[_______]    Liabilities...................................    $[_______]               --
 $[_______]    Net Assets                                        $[_______]       $[_______]
               Net Assets Consist of:
 $[_______]    Series C Preferred Stock ([___] liquidation       $[_______]               --
                  value, $0.001 par value, [_____] shares
                  authorized with [____] shares issued and
                  outstanding) ..............................
 $[_______]    Series D Preferred Stock ([___] liquidation       $[_______]               --
                  value, $0.001 par value, [_____] shares
                  authorized with [____] shares issued and
                  outstanding)...............................
 $[_______]    Series E Preferred Stock ([___] liquidation       $[_______]               --
                  value, $0.001 par value, [_____] shares
                  authorized with [____] shares issued and
                  outstanding)...............................
 $[_______]    Series F Preferred Stock ([___] liquidation       $[_______]               --
                  value, $0.001 par value, [_____] shares
                  authorized with [____] shares issued and
                  outstanding)...............................
 $[_______]    Common Stock at par value.....................    $[_______]       $[_______]
 $[_______]    Additional paid-in capital....................    $[_______]       $[_______]
 $[_______]    Accumulated net investment income.............            --               --
               Distributions in excess of net investment         $[_______]
                  income.....................................                             --
 $[_______]    Accumulated net realized gain on investments,     $[_______]
               futures contracts and foreign currency
                  transactions...............................                             --
 $[_______]    Net unrealized appreciation on investments,       $[_______]
               futures contracts and foreign currency
                  transactions...............................                             --
 $[_______]       Total Net Assets...........................    $[_______]       $[_______]
 $[_______]    Net Asset Value Per Common Share                  $[_______]       $[_______]
 $[_______]    Cost of investments...........................    $[_______]       $[_______]

     Set forth below is information with respect to the Healthcare Trust Common Shares and the Equity Trust Common Stock following the Distribution. The following table assumes that the Distribution will be based on the 168,756,272 shares of Equity Trust Common Stock outstanding as of December 31, 2006.

                                                AMOUNT HELD BY
                                    AMOUNT      COMPANY OR FOR      AMOUNT
                                  AUTHORIZED   ITS OWN ACCOUNT   OUTSTANDING
                                 -----------   ---------------   -----------
Equity Trust
   Common Stock                  246,000,000         N/A         168,756,272
   Series A Preferred Stock        5,367,900         N/A                   0
   Series B Preferred Stock        6,600,000         N/A                   0
   Series C Preferred Stock            5,200         N/A               5,200
   Series D Preferred Stock        3,000,000         N/A           2,949,700
   Series E Preferred Stock            2,000         N/A               2,000
   Series F Preferred Stock        6,000,000         N/A           6,000,000
   Preferred Stock                 3,024,900         N/A                   0
Healthcare Trust Common Shares     unlimited         N/A             [_____]

                                   PROPOSAL 1:

TO APPROVE THE DISTRIBUTION TO EQUITY TRUST COMMON SHAREHOLDERS OF APPROXIMATELY
 $[____] OF THE EQUITY TRUST'S NET ASSETS IN THE FORM OF SHARES OF THE GABELLI
     GLOBAL HEALTHCARE & WELLNESS(RX) TRUST, A NEWLY-ORGANIZED CLOSED-END,
                         REGISTERED INVESTMENT COMPANY.

     At the Meeting, a proposal will be presented to approve or disapprove a distribution to Equity Trust common shareholders of approximately $[____] million of the Equity Trust's net assets in the form of Healthcare Trust Common Shares.

                                 THE TRANSACTION

BACKGROUND

     The Equity Trust commenced investment operations on August 21, 1986 as a non-diversified, closed-end management investment company seeking long-term growth of capital primarily through investment in a portfolio of equity securities selected by the Investment Adviser. Income is a secondary objective of the Equity Trust. At December 31, 2006, the Equity Trust's net assets approximated $2.11 billion. The Equity Trust stated in its prospectus that, as a "non-diversified" investment company, the Equity Trust could concentrate investments in individual issues to a greater degree than a diversified investment company.

     The Board of Directors of the Equity Trust has taken several steps in order to seek to reduce any discount between the trading price of the Equity Trust's shares and the Equity Trust's net asset value. The Board of Directors has authorized the purchase of Equity Trust shares in the open market whenever a discount of 10% or more exists. Additionally, the Board has adopted a "10% distribution" policy.(1) While

----------
(1) Pursuant to this policy, the Equity Trust currently makes quarterly distributions of $0.[__] per share following the first three calendar quarters of each year and an adjusting distribution in December equal to the sum of 2.5% of the net asset value of the Equity Trust as of the last day of each of the four preceding calendar quarters less the aggregate distribution of $0.[__] per share for the most recent three calendar quarters.

the Board of Directors of the Equity Trust believes that the adoption of this policy has ameliorated the discount at which the Equity Trust's shares trade, the Investment Adviser, in managing the Equity Trust's assets with a view to assuring that the Equity Trust has sufficient cash and liquidity available to be able on a consistent basis to meet its 10% distribution policy, has diversified the Equity Trust's investments to a greater extent than required under the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"). Additionally, the Investment Adviser has found that, in general, the Equity Trust's shareholders are conservative, dividend sensitive investors who like current income. They overwhelmingly favor the Equity Trust's 10% distribution policy.

DESCRIPTION OF THE TRANSACTION

     The Board of Directors of the Equity Trust has approved, subject to shareholder approval [and the receipt of an exemptive order from the Commission], the contribution of a portion of the Equity Trust's net assets having a value of approximately $[____] million to the Healthcare Trust, a newly-formed investment company organized and wholly owned by the Equity Trust. It is anticipated that the contributed assets will consist largely or exclusively of cash and short-term fixed income instruments. All the Healthcare Trust Common Shares will then be distributed by the Equity Trust as a dividend to its common shareholders at a rate of one Healthcare Trust Common Share for every [____] shares held of Equity Trust Common Stock.

     The investment objective of the Healthcare Trust is long-term growth of capital. The primary investment objective of the Equity Trust is long-term growth of capital, with income as a secondary objective. The Healthcare Trust may invest without limitation in securities of foreign issuers and will invest in issuers located in at least three countries. Under normal market conditions, the Healthcare Trust will invest at least 80% of its assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of foreign and domestic companies involved to a substantial extent in providing products, services or equipment for the healthcare and wellness industries, whereas the Equity Trust attempts to achieve its objective by investing primarily in a portfolio of equity securities of companies involved in a wide variety of industries. Securities of companies in the healthcare and wellness industries are defined as those companies that are involved to a substantial extent in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs. Specific sector investments will include, but are not limited to, dental, orthopedics, cardiology, life science, in-vitro diagnostics, medical supplies and products, aesthetics and plastic surgery, veterinary, hearing aid, pharmacy benefits management, healthcare distribution, healthcare imaging, pharmaceuticals, biotechnology, healthcare plans, healthcare services and healthcare equipment. As a global fund, the Healthcare Trust may invest without limitation in securities of foreign issuers and, under normal market conditions, expects to have at least [___]% of its assets invested in securities of issuers located in at least three countries other than the United States. As a result, the Healthcare Trust over time may be expected to experience different investment results than the Equity Trust.

     The Healthcare Trust will register under the 1940 Act as a non-diversified, closed-end investment company, and the Investment Adviser will serve as investment adviser to the Healthcare Trust. The advisory fee structure for the Healthcare Trust will be [____] (see "Investment Advisory and Other Services"), and application will be made to list the Healthcare Trust Common Shares on the NYSE. The Distribution Record Date and the Distribution Date will be determined by the Board of Directors of the Equity Trust following shareholder approval of the Transaction. The investment restrictions, policy of concentration in healthcare and wellness businesses and other matters relating to the Healthcare Trust's structure are described below. See "Investment Objectives and Policies of the Equity Trust and the Healthcare Trust."

     The Board of Directors believes that the Transaction will result in the following benefits to Equity Trust common shareholders:

     1. The shareholders will receive shares of an investment company with a different risk-return profile than the Equity Trust, thereby providing shareholders with the following alternatives: (a) retaining their shares in both the Equity Trust and the Healthcare Trust; (b) selling their Healthcare Trust Shares and retaining their Equity Trust shares; or (c) selling their Equity Trust shares and retaining their Healthcare Trust shares. As a consequence, the Equity Trust's shareholders may more closely align their investment portfolio with their desired exposure to different segments of the equity market. If a shareholder sells his or her shares in either the Equity Trust or the Healthcare Trust, the shareholder may incur brokerage commissions and such sale may constitute a taxable event for the shareholder.

     2. Healthcare Trust Common Shares will be issued at a much lower transaction cost to investors than is typically the case for a newly organized closed-end equity fund since there will be no underwriting discounts or commissions. The Transaction will not result in an increase in the aggregate net assets of the Equity Trust and the Healthcare Trust.

     3. As a concentrated fund, the Healthcare Trust will afford shareholders the opportunity to seek the capital appreciation opportunities presented by a particular market segment. [The Healthcare Trust's policy of concentrating in the healthcare and wellness industries is a fundamental policy that can be changed only with approval of the holders of a majority of the Healthcare Trust's outstanding voting securities.] Of course, as a consequence of its concentration policy, the Healthcare Trust's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of alternatives.

     The Board of Directors believes that the benefits of the Transaction outlined above outweigh the costs of the Transaction. For a description of the costs and expenses relating to the Transaction, see "Transaction Expenses" below.

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

     The Equity Trust will contribute cash and securities to the Healthcare Trust in exchange for Healthcare Trust Common Shares. Such contribution should not be a taxable event to either the Equity Trust or the Healthcare Trust, but the subsequent distribution of Healthcare Trust Common Shares to holders of Equity Trust Common Stock may be a taxable event to the Equity Trust and its shareholders as noted below.

     The Equity Trust does not expect that any significant amount of net unrealized appreciation will exist in the securities transferred to the Healthcare Trust. Accordingly, the Transaction is not expected to result in the recognition of significant taxable gain by the Equity Trust and, except as noted below, is not expected to increase significantly the total amount of taxable distributions received by Equity Trust shareholders for this year. In addition, the Board of Directors of the Equity Trust has considered the tax consequences of the Transaction to its shareholders and has determined that the benefits of the Transaction outweigh any adverse tax consequences.

     The distribution of Healthcare Trust Common Shares and cash in lieu of fractional shares to holders of Equity Trust Common Stock will constitute a dividend to each such shareholder up to its portion of the Equity Trust's current or accumulated earnings and profits (but not in excess of the fair market value of Healthcare Trust Common Shares and cash received by such shareholder) and generally will be taxable to such shareholder as a distribution of ordinary income and/or long-term capital gains. The Equity Trust's current earnings and profits for 2006 (including earnings and profits, if any, from the Transaction) will be allocated pro rata among all the Equity Trust's distributions during this year. The Equity Trust intends to contribute to the Healthcare Trust assets that do not reflect in the aggregate net unrealized appreciation so as to minimize any increase in the Equity Trust's earnings and profits as a result of the Transaction. To the extent that the fair market value of the distributed Healthcare Trust Common Shares and cash exceeds the allocated current earnings and profits and any accumulated earnings and profits from prior years, the excess will first be treated as a non-taxable return of capital, reducing the Equity Trust Common Stock holder's tax basis in its Equity Trust shares; thereafter, any distributions in excess of the Equity Trust Common Stock holder's tax basis will be taxable as gain realized from a deemed sale of its Equity Trust shares. Each shareholder will take a fair market value tax basis in the Healthcare Trust Common Shares received and will have a new holding period beginning on the date following the Distribution Date. In addition to the other information necessary to file tax returns, the Equity Trust will provide shareholders with information as to the amount of the distribution to be treated as a dividend.

     The Healthcare Trust has received an opinion of counsel to the effect that the foregoing discussion accurately summarizes the material federal income tax consequences of the Transaction. The foregoing discussion is subject to and qualified in its entirety by the discussion in "Taxation" below.

EXCHANGE LISTING

     Application will be made to list the Healthcare Trust Common Shares on the NYSE, subject to notice of issuance thereof. Although there is no current trading market for Healthcare Trust Common Shares, it is expected that "when issued" trading of such shares will commence on the NYSE four business days prior to the Distribution Record Date.

TRANSACTION EXPENSES

     The costs of organizing the Healthcare Trust and effecting the distribution of the Healthcare Trust Common Shares to the Equity Trust's common shareholders, including the fees and expenses of counsel and accountants and printing, listing and registration fees, are estimated to be approximately $[_____] and will be borne by the Equity Trust. In addition, the Healthcare Trust will incur operating expenses on an ongoing basis, including legal, auditing, transfer agency and custodian expenses that, when aggregated with the fees payable by the Equity Trust for similar services after the distribution, will likely exceed the fees currently payable by the Equity Trust for those services. It is not expected that the Distribution will have a significant effect on the annual expenses of the Equity Trust as a percentage of its net assets.

MANNER OF EFFECTING THE DISTRIBUTION

     If the Transaction is approved by shareholders of the Equity Trust and all other conditions thereto are satisfied, the Equity Trust's Board of Directors is expected to declare the Distribution of all the outstanding Healthcare Trust Common Shares, payable on the Distribution Date to the holders of record of the Equity Trust Common Stock as of the close of business on the Distribution Record Date. The Distribution Record Date and the Distribution Date will be determined by the Board of Directors of the Equity Trust promptly following shareholder approval of the Transaction.

     The Equity Trust will effect the Distribution on the Distribution Date by providing for the delivery of Healthcare Trust Common Shares to the Distribution Agent for distribution to holders of record of Equity Trust Common Stock as of the close of business on the Distribution Record Date. The Distribution will be made on the basis of one (1) Healthcare Trust Common Share for every [____] shares of Equity Trust Common Stock outstanding on the Distribution Record Date. All such Healthcare Trust

Common Shares will be fully paid and nonassessable. The holders of Healthcare Trust Common Shares will have no preemptive rights to subscribe for additional Healthcare Trust Common Shares or other securities of the Healthcare Trust. See "Description of Capital Stock of the Equity Trust and the Healthcare Trust -- Healthcare Trust Common Shares." Commencing on or about the Distribution Date, certificates representing Healthcare Trust Common Shares will be mailed to persons holding Healthcare Trust Common Shares on the Distribution Record Date or credited in book-entry form to accounts registered directly with the transfer agent, with a confirmation statement mailed to shareholders.

     Fractional shares of Healthcare Trust Common Shares will only be issued as part of the Distribution to holders of Equity Trust Common Stock who are participants in the Equity Trust Plan. The Distribution Agent will aggregate the fractional shares to which holders who are not participants in the Equity Trust Plan would otherwise be entitled and attempt to sell them in the open market at then prevailing prices on behalf of such holders, and such holders will receive instead a cash payment in the amount of their pro rata share of the total sales proceeds. Thus, a person who holds a number of shares of Equity Trust Common Stock that is not an even multiple of [____] and who is not a participant in the Equity Trust Plan will receive the appropriate number of shares of and a check for his or her pro rata share of the proceeds from sales of fractional share interests. A holder of fewer than [____] Equity Trust Common Stock who is not a participant in the Equity Trust Plan will receive no Healthcare Trust Common Shares in the Distribution but will be entitled only to his or her pro rata share of the proceeds from sales of fractional share interests. Sales of fractional shares of Healthcare Trust Common Shares are expected to be made as soon as practicable after the Distribution Date and checks representing proceeds of fractional share sales of Healthcare Trust Common Shares will be mailed shortly thereafter. The Healthcare Trust will bear the cost of commissions incurred in connection with such sales.

     In addition, holders of Equity Trust Common Stock may purchase up to [___] additional Healthcare Trust Common Shares (acquired through open market purchases at market prices) through Gabelli & Company, Inc., the broker-dealer affiliate of the Investment Adviser, without a commission in order to round up their positions to round lots.

     No holder of Equity Trust Common Stock will be required to pay to the Equity Trust any cash or other consideration for the Healthcare Trust Common Shares received in the Distribution or to surrender or exchange shares of Equity Trust Common Stock in order to receive Healthcare Trust Common Shares. The Distribution will not affect the number of, nor the rights attaching to, outstanding shares of Equity Trust Common Stock.

     Healthcare Trust Common Shares distributed in connection with the Distribution will be freely transferable, except for shares received by persons who may be deemed to be "affiliates" of the Healthcare Trust under the 1933 Act. Persons who may be deemed to be "affiliates" of the Healthcare Trust after the Distribution generally include individuals or entities that control, are controlled by or are under common control with the Healthcare Trust, and may include certain officers and directors (which term includes trustees) of the Healthcare Trust as well as principal shareholders of the Healthcare Trust. Persons who are affiliates of the Healthcare Trust will be permitted to sell their Healthcare Trust Common Shares only pursuant to an effective registration statement under the 1933 Act or an exemption from the registration requirements of the 1933 Act, such as the exemptions afforded by Section 4(2) of the 1933 Act and Rule 144 thereunder.

COSTS ASSOCIATED WITH SALES OF HEALTHCARE TRUST COMMON SHARES

     If an Equity Trust shareholder sells Healthcare Trust Common Shares that he or she receives in the Distribution, the shareholder may incur brokerage commissions and the sale may constitute a taxable event for the shareholder.

ALLOCATION OF INVESTMENT OPPORTUNITIES

     After the Distribution, the Equity Trust and the Healthcare Trust and other clients of the Investment Adviser or its affiliates may purchase or sell the same securities. The Investment Adviser follows a policy of allocating purchases and sales of the same security among the Equity Trust and other managed accounts in a manner deemed fair and equitable to all accounts. See "Portfolio Transactions" in the section entitled "Additional Information."

                      INVESTMENT OBJECTIVES AND POLICIES OF
                    THE EQUITY TRUST AND THE HEALTHCARE TRUST

     The primary investment objective of the Equity Trust is long-term growth of capital, with income as a secondary objective. The investment objective of the Healthcare Trust is long-term growth of capital. Unlike the Equity Trust, which attempts to achieve its objective by investing primarily in a portfolio of equity securities of companies in a wide variety of industries, the Healthcare Trust will invest primarily in common stock and other securities of foreign and domestic companies involved to a substantial extent in the healthcare and wellness industries.

     THE HEALTHCARE TRUST'S INVESTMENT OBJECTIVE IS "FUNDAMENTAL" AND THEREFORE MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF THE MAJORITY OF THE HEALTHCARE TRUST'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE 1940 ACT. EXCEPT AS EXPRESSLY STATED HEREIN, NONE OF THE HEALTHCARE TRUST'S POLICIES ARE FUNDAMENTAL AND MAY BE MODIFIED BY THE BOARD OF TRUSTEE'S WITHOUT SHAREHOLDER APPROVAL.

THE EQUITY TRUST

     The Equity Trust attempts to achieve its objectives by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities, selected by the Investment Adviser. Under normal market conditions, the Equity Trust will invest at least 80% of the value of its total assets in equity securities.

THE HEALTHCARE TRUST

     Under normal market conditions, the Healthcare Trust will invest at least 80% of its assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of foreign and domestic companies involved to a substantial extent in providing products, services or equipment for the healthcare and wellness industries.

     It is anticipated that the Healthcare Trust will invest primarily in equity securities of companies in the healthcare and wellness industries. However, the Healthcare Trust may also invest in preferred stocks and debt securities of any quality and any maturity of such companies when it appears that the Healthcare Trust will be better able to achieve its investment objective through investments in such securities or when the Healthcare Trust is temporarily in a defensive position. The remaining 20% of its assets may be invested in other securities, including stocks, debt obligations and money market instruments, as well as certain derivative instruments in the healthcare and wellness industries or other industries. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Healthcare Trust may temporarily be primarily invested in money market instruments. These factors may change rapidly. The Healthcare Trust emphasizes quality in selecting healthcare and wellness investments, and looks for companies that have sound financial structures and identifiable growth prospects. Believing that demographic trends will affect global market opportunities, the Healthcare Trust intends to position itself to take advantage of demographic trends.

     As a global Fund, Healthcare Trust may invest without limitation in securities of foreign issuers and, under normal market conditions, expects to have at least [______]% of its assets invested in securities of issuers located in at least three countries other than the United States. Foreign investments may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Healthcare Trust to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. For a further discussion of the risks associated with investing in foreign securities and a description of other risks inherent in the Healthcare Trust's investment objectives and policies, see "Investment Objectives and Policies of the Equity Trust and the Healthcare Trust" and "Risk Factors."

INVESTMENT METHODOLOGY OF THE EQUITY TRUST AND THE HEALTHCARE TRUST

In selecting securities for Equity Trust and the Healthcare Trust, the Investment Adviser normally will consider the following factors, among others:

     - the Investment Adviser's own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

     -    the potential for capital appreciation of the securities;

     -    the interest or dividend income generated by the securities;

     -    the prices of the securities relative to other comparable securities;

     - whether the securities are entitled to the benefits of call protection or other protective covenants;

     - the existence of any anti-dilution protections or guarantees of the security; and

     -    the diversification of the portfolio of the fund as to issuers.

     The Investment Adviser's investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer's free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.

     The investment objectives of long-term growth of capital with income as a secondary objective for the Equity Trust and long-term growth of capital for the Healthcare Trust are fundamental policies. The Healthcare Trust's policy of concentration in companies in the healthcare and wellness industries is also a fundamental policy of the Healthcare Trust. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the applicable fund (voting together as a single class). In addition, pursuant to the Articles Supplementary of each of the series of preferred stock, a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of the Equity Trust (voting separately as a single class) is also required to change a fundamental policy.

RISK FACTORS

     INDUSTRY CONCENTRATION RISKS. The Healthcare Trust will invest a significant portion of its assets in companies in the healthcare and wellness industries, and, as a result, the value of the Healthcare Trust's shares will be more susceptible to factors affecting those particular types of companies, which may include, among others, governmental regulation, changes in government subsidy and reimbursement levels, the governmental approval process, rapid obsolescence of products and services and patent expirations.

     In addition, global demographic changes could have a positive or negative impact on the Healthcare Trust's shares. The Investment Adviser believes that certain healthcare and wellness companies could experience growth as a result of demographic changes and the Healthcare Trust intends to focus on companies that will benefit from these demographic trends. However, certain of these companies may be less able to anticipate demographic trends and investments in these companies would not be likely to perform as well as those that do.

     The Equity Trust, on the other hand, has historically been broadly diversified across industry groups. The Equity Trust, however, may invest up to 25% of its total assets in securities of a single industry. The net assets of the Equity Trust would be more susceptible to factors affecting those particular types companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Equity Trust's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

     LONG-TERM OBJECTIVE. The Equity Trust is intended for investors seeking long-term growth of capital with income as a secondary objective and the Healthcare Trust is intended for investors seeking long-term growth of capital. Neither the Equity Trust nor the Healthcare Trust is meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Equity Trust and/or shares of the Healthcare Trust should not be considered a complete investment program. Each shareholder should take into account the shareholder's investment objectives as well as the shareholder's other investments when considering the Transaction.

     NON-DIVERSIFIED STATUS. The Equity Trust and the Healthcare Trust each is classified as a "non-diversified" investment company under the 1940 Act, which means neither the Equity Trust nor the Healthcare Trust is limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Equity Trust has in the past conducted and the Equity Trust and the Healthcare Trust each intends to conduct its operations so as to qualify as a "regulated investment company," or "RIC," for purposes of the Code, which will relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Taxation." To so qualify as a "regulated investment company," among other requirements, the Equity Trust and the Healthcare Trust each will limit its investments so that, at the close of each quarter of the taxable year:

     - not more than 25% of the market value of its total assets will be invested in the securities (other than United States government securities or the securities of other RICs) of a single issuer, any two or more issuers in which the fund owns 20% or more of the voting securities and which are determined to be engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (as defined in the Code); and

     - at least 50% of the market value of the fund's assets will be represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its assets and not more than 10% of the outstanding voting securities of such issuer.

     As non-diversified investment companies, the Equity Trust and the Healthcare Trust may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Equity Trust and the Healthcare Trust may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Equity Trust and the Healthcare Trust may present greater risk to an investor than an investment in a diversified company.

     MARKET DISCOUNT RISK. The Healthcare Trust is a newly organized, non-diversified, closed-end management investment company with no previous operating history. Shares of closed-end investment companies often trade at a discount from net asset value. The characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Healthcare Trust's net asset value may decrease. The Equity Trust cannot predict whether the Healthcare Trust's shares will trade at, below or above net asset value. The risk of holding shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after the Distribution because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Healthcare Trust's shares are not subject to redemption. Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Healthcare Trust on the NYSE or other markets on which such shares may trade at the then current market value, which may differ from the then current net asset value. For information concerning the trading history of the Equity Trust's shares, see "Description of Capital Stock of the Equity Trust and the Healthcare Trust -- Equity Trust Common Stock and Preferred Stock."

     LOWER GRADE SECURITIES. The Equity Trust and the Healthcare Trust may invest up to 10% of its total assets in fixed-income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than "BBB" by S&P or lower than "Baa" by Moody's are referred to in the financial press as "junk bonds."

     Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management, and regulatory matters.

     In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Equity Trust and the Healthcare Trust to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Equity Trust and the Healthcare Trust to purchase and may also have the effect of limiting the ability of the Equity Trust and the Healthcare Trust to sell securities at their fair value in response to changes in the economy or the financial markets.

     Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Equity Trust and the Healthcare Trust may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Equity Trust and the Healthcare Trust may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams. Current interest rates are near historical lows and, therefore, it is likely that they will rise in the future.

     As part of its investment in lower grade securities, the Equity Trust and the Healthcare Trust may invest in securities of issuers in default. The Equity Trust and the Healthcare Trust will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Equity Trust and the Healthcare Trust in exchange for its defaulted securities will have a value in excess of the Equity Trust and the Healthcare Trust's investment. By investing in securities of issuers in default, the Equity Trust and the Healthcare Trust bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

     In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Equity Trust and the Healthcare Trust, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.

     Subsequent to its purchase by the Equity Trust or the Healthcare Trust, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Equity Trust and the Healthcare Trust, although the Investment Adviser will consider these events in determining whether the Equity Trust and the Healthcare Trust should continue to hold the securities.

     The market for lower grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

     For a further description of lower rated securities and the risks associated therewith, see Appendix A. For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix D.

     FOREIGN SECURITIES. The Equity Trust may invest up to 35% of its total assets in foreign securities. There is no limitation on the amount of foreign securities in which the Healthcare Trust may invest. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of each of the Equity Trust and the Healthcare Trust held in foreign countries. Dividend income the Equity Trust and the Healthcare Trust receive from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

     There may be less publicly available information about a foreign company than a United States company. Foreign securities markets may have substantially less volume than United States securities markets and some foreign company securities are less liquid than securities of otherwise comparable United States companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause each of the Equity Trust and the Healthcare Trust to encounter difficulties in purchasing and selling securities on such markets and may result in each of the Equity Trust and the Healthcare Trust missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-United States securities markets and the increased costs of maintaining the custody of foreign securities.

     The Equity Trust and the Healthcare Trust also may purchase sponsored American Depositary Receipts ("ADRs") or United States dollar denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

     VALUE INVESTING RISK. Each of the Equity Trust and the Healthcare Trust focuses its investments on the securities of companies that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

     SPECIAL RISKS OF DERIVATIVE TRANSACTIONS. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Equity Trust and the Healthcare Trust would not be subject absent the use of these strategies. If the Investment

Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to each fund may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

          - dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

          - imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

          - the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

          - the possible absence of a liquid secondary market for any particular instrument at any time;

          - the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

          - the possible inability of each of the Equity Trust and the Healthcare Trust to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for each fund to sell a security at a disadvantageous time due to a need for each fund to maintain "cover" or to segregate securities in connection with the hedging techniques.

     SMALLER COMPANIES. The Equity Trust and the Healthcare Trust may invest in smaller companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market or financial resources and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

     FUTURES TRANSACTIONS. The Equity Trust and the Healthcare Trust may investments in futures and options on futures, which entail certain risks, including but not limited to the following:

          - no assurance that futures contracts or options on futures can be offset at favorable prices;

          - possible reduction of the yield of the fund due to the use of hedging;

          - possible reduction in value of both the securities hedged and the hedging instrument;

          - possible lack of liquidity due to daily limits or price fluctuations;

          - imperfect correlation between the contracts and the securities being hedged; and

          - losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

     For a further description of such investments, see Appendix A.

     FORWARD CURRENCY EXCHANGE CONTRACTS. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see Appendix A.

     COUNTERPARTY RISK. Each of the Equity Trust and the Healthcare Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, each fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. Each fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

     DEPENDENCE ON KEY PERSONNEL. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to each fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service each fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

     RISKS TO HOLDERS OF COMMON SHARES OF ISSUANCE OF SENIOR SECURITIES. A leveraged capital structure creates certain special risks and potential benefits not associated with unleveraged funds having similar investment objectives and policies. Any investment income or gains from the capital represented by preferred shares or debt which is in excess of the dividends payable thereon will cause the total return of the common shares to be higher than would otherwise be the case. Conversely, if the investment performance of the capital represented by preferred shares or debt fails to cover the dividends payable thereon, the total return of the common shares would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. The requirement to pay dividends on preferred shares or debt in full before any dividends may be paid on the common shares means that dividends on the common shares from earnings may be reduced or eliminated.

     The mandatory requirements of the 1940 Act could also pose certain risks for the holders of common shares in the same circumstances. If the asset coverage for any preferred shares or debt securities falls below the requirements of the 1940 Act, a fund would be unable to pay dividends on its common shares. Although an inability to pay dividends on the common shares could conceivably cause a fund to lose its special federal income tax status, which would be materially adverse to the holders of the common shares, such inability can be avoided through the use of mandatory redemption requirements designed to ensure that the fund maintains the necessary asset coverage.

     The class voting rights of preferred shares could make it more difficult for a fund to take certain actions that may, in the future, be proposed by the Board and/or the holders of common shares, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of a fund's securities if such actions would be adverse to the preferred shares, or such as converting the fund to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or seeking to operate other than as an investment company.

     The Equity Trust currently has preferred shares outstanding. Preferred shares (additional preferred shares in the case of the Equity Trust) will be issued only if the Board of the Healthcare Trust or the Equity Trust, as the case may be, determines in light of all relevant circumstances known to the Board that to do so would be in the best interests of the fund and its shareholders. The circumstances that the Board will consider before issuing preferred shares, include not only the dividend rate on the preferred shares in comparison of the historical performance of the fund but also such matters as the terms on which the fund can call the preferred shares, the circumstances in which the Investment Adviser will earn additional investment advisory fees on the net assets attributable to the preferred shares and the ability of the fund to meet the asset coverage tests and other requirements imposed by the rating agencies for such preferred shares.

     The issuance of preferred shares convertible into common shares might also reduce net income per share of such shares and net asset value per share of such shares if these securities are converted into common shares. Such income dilution would occur if the fund could, from the investments made with the proceeds of the preferred shares, earn an amount per common share issuable upon conversion greater than the dividend required to be paid on the amount of preferred shares convertible into one common share. Such net asset value dilution would occur if preferred shares were converted at a time when the net asset value per common share was greater than the conversion price.

     ANTI-TAKEOVER PROVISIONS. The Charter and By-laws of the Equity Trust and the Declaration of Trust and By-Laws of the Healthcare Trust include provisions that could limit the ability of other entities or persons to acquire control of the applicable fund or convert the fund to an open-end fund. See "Description of Capital Stock of the Equity Trust and the Healthcare Trust - Certain Provisions of the Governing Documents of the Equity and Trust and the Healthcare Trust."

     STATUS AS A REGULATED INVESTMENT COMPANY. Each of the Equity Trust and the Healthcare Trust has elected and has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company. Qualification requires, among other things, compliance by each fund with certain distribution requirements. Statutory limitations on distributions on the common stock if a fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize each fund's ability to meet such distribution requirements. The Equity Trust presently intends, however, to purchase or redeem shares of preferred stock to the extent necessary in order to maintain compliance with such asset coverage requirements. See "Taxation" for a more complete discussion of these and other federal income tax considerations.

     TEMPORARY INVESTMENTS. During temporary defensive periods and during inopportune periods to be fully invested the Equity Trust and the Healthcare Trust each may invest in U.S. Government Securities and in money market mutual funds that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

                             INVESTMENT RESTRICTIONS

     The Equity Trust and the Healthcare Trust operate, unless noted otherwise, under the same investment restrictions described in Appendix B. The investment practices and restrictions of each of the Healthcare Trust and the Equity Trust are substantially similar except that, generally, (i) the Healthcare Trust has no fundamental policy with respect to purchasing securities of other investment companies, (ii) the Healthcare Trust may borrow money, including on margin, to the extent permitted by applicable law whereas the Equity Trust is limited to borrowings not exceeding 10% of its total assets in illiquid securities and (v) the Healthcare Trust may, whereas the Equity Trust may not, make short sales of securities. For a more detailed description of the differences between the investment practices and restrictions of the Healthcare Trust and the Equity Trust, see "Appendix A -- Investment Practices" and "Appendix B -- Investment Restrictions."

             MANAGEMENT OF THE EQUITY TRUST AND THE HEALTHCARE TRUST

INFORMATION ABOUT DIRECTORS/TRUSTEES AND OFFICERS

     The business and affairs of the Equity Trust and the Healthcare Trust are managed under the direction of the Board of Directors/Trustees of each fund, and the day-to-day operations of each fund are conducted through or under the direction of its officers.

     The persons who currently serve as directors of the Equity Trust, with the exception of Frank J. Fahrenkopf, Arthur V. Ferrara, and Anthony R. Pustorino, are also trustees of the Healthcare Trust. Vincent D. Enright, Robert C. Kolodny and Anthonie C. van Ekris, who do not currently serve as Directors of the Equity Trust, will serve as trustees of the Healthcare Trust. The names and business address of the Directors/Trustees and principal officers of each fund are set forth in the following table, together with their positions and their principal occupations during the past five years, and, in the case of Directors/Trustees, their positions with certain other organizations and companies. The officers set forth below serve both funds unless otherwise indicated. Directors/Trustees who are "interested persons" of each fund, as defined by the 1940 Act, are listed under the caption "Interested Directors/Trustees."

                                                     NUMBER OF
                                                      FUNDS IN
                                                      COMPLEX
                                  TERM OF OFFICE    OVERSEEN BY
NAME, POSITION(S) AND             AND LENGTH OF      DIRECTOR/      PRINCIPAL OCCUPATION     OTHER DIRECTORSHIPS HELD BY
BUSINESS ADDRESS(1)               TIME SERVED(2)      TRUSTEE      DURING THE PAST 5 YEARS         DIRECTOR/TRUSTEE
---------------------           -----------------   -----------   ------------------------   ---------------------------
INTERESTED
   DIRECTOR/TRUSTEES:(3)

Mario J. Gabelli (64)           Since 1986 for           25       Chairman and Chief         Director of Morgan Group
Director/Trustee and Chief      Equity Trust;                     Executive Officer of       Holdings, Inc.
Investment Officer              since 2007 for                    GAMCO Investors, Inc.      (transportation services);
                                Healthcare Trust                  and Chief Investment       Chairman of the Board of
                                                                  Officer - Value            LICT Corp. (multimedia and
                                                                  Portfolios of Gabelli      communication services)
                                                                  Funds, LLC and GAMCO
                                                                  Asset Management Inc.;
                                                                  Director/Trustee or
                                                                  Chief Investment
                                                                  Officer of other
                                                                  registered investment
                                                                  companies in the
                                                                  Gabelli Funds complex;
                                                                  Chairman and Chief
                                                                  Executive Officer of
                                                                  GGCP, Inc.

NON-INTERESTED
   DIRECTORS/TRUSTEES:

                                                     NUMBER OF
                                                      FUNDS IN
                                                      COMPLEX
                                  TERM OF OFFICE    OVERSEEN BY
NAME, POSITION(S) AND             AND LENGTH OF      DIRECTOR/      PRINCIPAL OCCUPATION     OTHER DIRECTORSHIPS HELD BY
BUSINESS ADDRESS(1)               TIME SERVED(2)      TRUSTEE      DURING THE PAST 5 YEARS         DIRECTOR/TRUSTEE
---------------------           -----------------   -----------   ------------------------   ---------------------------
Thomas E. Bratter (67)          Since 1986 for            4       Director, President and    None
Director/Trustee                Equity Trust;                     Founder of The John
                                since 2007 for                    Dewey Academy
                                Healthcare Trust                  (residential college
                                                                  preparatory therapeutic
                                                                  high school).

Anthony J. Colavita(4) (71)     Since 1999 for           35       Partner  in the law firm   None
Director/Trustee                Equity Trust;                     of Anthony J.  Colavita,
                                since 2007 for                    P.C.
                                Healthcare Trust

James P. Conn(4) (69)           Since 1989 for           16       Former Managing            Director of First Republic
Director/Trustee                Equity Trust;                     Director and Chief         Bank (banking)
                                since 2007 for                    Investment Officer of
                                Healthcare Trust                  Financial Security
                                                                  Assurance Holdings Ltd.
                                                                  (insurance holding
                                                                  company) (1992-1998).

Vincent D. Enrigh (63)          Since 2007 for           14       Former Senior Vice
Trustee                         Healthcare Trust                  President and Chief
                                only                              Financial Officer of
                                                                  KeySpan Energy Corp.
                                                                  (utility holding
                                                                  company) (1994-1998).

Frank J. Fahrenkopf, Jr. (67)   Since 1998 for            5       President and CEO of       Director of First Republic
Director                        Equity Trust only                 the American Gaming        Bank (banking)
                                                                  Association;
                                                                  Co-Chairman of the
                                                                  Commission on
                                                                  Presidential Debates;
                                                                  Chairman of the
                                                                  Republican National
                                                                  Committee (1983-1989).

Arthur V. Ferrara (76)          Since 2001 for            6       Former Chairman of the     Director of The Guardian
Director                        Equity Trust only                 Board and Chief            Sponsored Mutual Funds
                                                                  Executive Officer of
                                                                  The Guardian Life
                                                                  Insurance Company of
                                                                  America (1993-1995).

Robert C. Kolodny (62)          Since 2007 for            2       Physician, author and      None
Trustee                         Healthcare Trust                  lecturer
                                only                              (self-employed) since
                                                                  1983; General Partner
                                                                  of KBS

                                                     NUMBER OF
                                                      FUNDS IN
                                                      COMPLEX
                                  TERM OF OFFICE    OVERSEEN BY
NAME, POSITION(S) AND             AND LENGTH OF      DIRECTOR/      PRINCIPAL OCCUPATION     OTHER DIRECTORSHIPS HELD BY
BUSINESS ADDRESS(1)               TIME SERVED(2)      TRUSTEE      DURING THE PAST 5 YEARS         DIRECTOR/TRUSTEE
---------------------           -----------------   -----------   ------------------------   ---------------------------
                                                                  Partnership, KBS II
                                                                  Investment Partnership,
                                                                  KBS  III Investment
                                                                  Partnership, KBS IV
                                                                  Limited partnership, KBS
                                                                  New Dimensions, L.P.,
                                                                  KBS Global
                                                                  Opportunities, L.P. and
                                                                  KBS VII Limited
                                                                  Partnership (private
                                                                  investment partnerships)
                                                                  since 1981; Medical
                                                                  Director and Chairman of
                                                                  the Board of the
                                                                  Behavioral Medicine
                                                                  Institute since 1983

Anthony R. Pustorino (81)       Since 1986 for           14       Certified Public           Director of LGL Group, Inc.
Director                        Equity Trust only                 Accountant                 (diversified manufacturing)
                                                                  Professor Emeritus,
                                                                  Pace University.

Anthonie C. van Ekris (72)      Since 2007 for           18       Chairman of BALMAC         None
Trustee                         Healthcare Trust                  International, Inc.
                                only                              (commodities and
                                                                  futures trading).

Salvatore J. Zizza (81)         Since 1986 for           26       Chairman of Hallmark       Director of Hollis-Eden
Director/Trustee                Equity Trust;                     Electrical Supplies        Pharmaceuticals
                                since 2007 for                    Corp.                      (biotechnology) and Earl
                                Healthcare Trust                                             Scheib, Inc. (automotive
                                                                                             services)

                                    OFFICERS

NAME, POSITION(S),             TERM OF OFFICE AND LENGTH OF
ADDRESS AND AGE(1)                      TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------           --------------------------------   ----------------------------------------------
Bruce N. Alpert (55)         Since 1988 for Equity Trust;       Executive Vice President and Chief Operating
President                    since 2007 for Healthcare Trust    Officer of Gabelli Funds LLC since 1988;
                                                                Director and President of Gabelli Advisers,
                                                                Inc. since 1988; Officer of all investment
                                                                companies in the Gabelli Funds complex.

Carter W. Austin (40)        Since 2000 for Equity Trust;       Vice President of the Equity Trust since 2000;
Vice President               since 2007 for Healthcare Trust    Vice President of The Gabelli Dividend and
                                                                Income Fund since 2003, The Gabelli Global
                                                                Gold, Natural Resources and Income Trust

                                                                since 2005, the Gabelli Global Deal Fund since
                                                                2006, and the Healthcare Trust since 2007;
                                                                Vice President of Gabelli Funds, LLC since
                                                                1996.

David I. Schachter (53)      Since 2007 for Healthcare Trust    Vice President of The Gabelli Utility Trust
Vice President               only                               since 1999, The Gabelli Global Utility &
                                                                Income Trust since 2004, The Gabelli Global
                                                                Deal Fund since 2006, and the Healthcare Trust
                                                                since 2007; Vice President of Gabelli &
                                                                Company, Inc. since 1999.

LoAn P. Nguyen (24)          Since 2006 for Equity Trust only   Vice President of the Equity Trust since 2006;
Vice President & Ombudsman                                      Vice President of the Gabelli Global
                                                                Multimedia Trust Inc. since 2004; Portfolio
                                                                Administrator for Gabelli Funds, LLC during
                                                                2004; Student at Boston College prior to 2004.

Adam Tokar (27)              Since 2007 for Healthcare Trust    Assistant Vice President of the Healthcare
Assistant Vice President &   only                               Trust since 2007; Portfolio Administrator for
Ombudsman                                                       GAMCO Asset Management Inc. since 2003;
                                                                Student at Gettysburg College prior to 2003.

Peter D. Goldstein (53)      Since 2004 for Equity Trust;       Director of Regulatory Affairs for GAMCO
Chief Compliance Officer     since 2007 for Healthcare Trust    Investors, Inc. since 2004; Chief Compliance
                                                                Officer of all registered investment companies
                                                                in the Gabelli Funds complex; Vice President
                                                                of Goldman Sachs Asset Management from
                                                                2000-2004.

James E. McKee (43)          Since 1995 for Equity Trust;       Vice President, General Counsel and Secretary
Secretary                    since 2007 for Healthcare Trust    of GAMCO Investors, Inc. since 1999 and GAMCO
                                                                Asset Management inc. since 1993; Secretary of
                                                                all registered investment companies adviser by
                                                                Gabelli Advisers, Inc. and Gabelli Funds, LLC.

Agnes Mullady (48)           Since 2006 for Equity Trust;       Senior Vice President of U.S. Trust Company,
Treasurer and Principal      since 2006 for Healthcare Trust    N.A. and Treasurer and Chief Financial Officer
Financial Officer                                               of Excelsior Funds from 2004-2005; Chief
                                                                Financial Officer of AMIC Distribution
                                                                Partners from 2002-2004; Controller of Reserve
                                                                Management, Inc. and Reserve Partners, Inc.
                                                                and Treasurer of Reserve Funds from 2000-2002.

(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Board of Directors/Trustees of the Equity Trust and the Healthcare Trust are divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term. However, to ensure that the term of a class of the Healthcare Trust's trustees expires each year, one class of the Healthcare Trust's trustees will serve an initial one-year term and three-year terms thereafter and another class of its directors will serve an initial two-year term and three-year terms thereafter.

     Messrs. Gabelli, Bratter and Ferrara are nominees to serve, if elected, as directors of the Equity Trust until the Equity Trust's 2007 Annual Meeting of Shareholders (See Proposal 2) or until their successors are duly elected and qualified. The terms of Messrs. Colavita, Fahrenkopf and Zizza as directors of the Equity Trust continue until the Equity Trust's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified. The terms of Messrs. Conn and Pustorino as directors of the Equity Trust continue until the Equity Trust's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     The terms of Messrs. Gabelli and Enright as trustees of the Healthcare Trust continue until 2008 or until their successors are duly elected and qualified. The terms of Messrs. Colavita, Kolodny and Zizza as trustees of the Healthcare Trust continue until 2009 or until their successors are duly elected and qualified. The term of Messrs. Bratter and Conn as trustees of the Healthcare Trust continue until 2010 or until their successors are duly elected and qualified. See "Description of Capital Stock of the Equity Trust and the Healthcare Trust -- Certain Provisions of the Governing Documents of the Equity Trust and the Healthcare Trust.

(3) "Interested person" of the Equity Trust and the Healthcare Trust as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" of the Equity Trust and the Healthcare Trust because of his affiliation with the Investment Adviser, and Gabelli & Company, Inc., which executes portfolio transactions for the Equity Trust and Healthcare Trust, and as a controlling shareholder because of the level of his ownership of common shares of the Equity Trust.

(4) As a Director, elected solely by holders of the Equity Trust's Preferred Stock.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE EQUITY TRUST AND THE FUND COMPLEX FOR EACH DIRECTOR

     Set forth in the table below is the dollar range of equity securities in the Equity Trust beneficially owned by each Director and nominee for election as Director and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director and nominee for election as Director.

                                         DOLLAR RANGE OF EQUITY        AGGREGATE DOLLAR RANGE OF SECURITIES HELD IN
                                     SECURITIES HELD IN THE EQUITY   ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
         NAME OF DIRECTOR                      TRUST*(1)                   DIRECTORS IN THE FUND COMPLEX*(1)(2)
         ----------------            -----------------------------   -----------------------------------------------
Interested Director/Nominee:
Mario J. Gabelli                                   E                                        E

Non-Interested Directors/Nominees:
Thomas E. Bratter                                  E                                        E
Anthony J. Colavita**                              C                                        E
James P. Conn                                      E                                        E
Frank J. Fahrenkopf, Jr.                           A                                        B
Arthur V. Ferrara                                  A                                        E
Anthony R. Pustorino                               E                                        E
Salvatore J. Zizza                                 E                                        E

*    Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. Over $100,000

All shares were valued as of December 31, 2006.

** Messrs. Colavita and Pustorino each beneficially own less than 1% of the common stock of LGL Group, Inc., having a value of $[___] and $[___], respectively, as of December 31, 2006. LGL Group, Inc. may be deemed to be controlled by Mario J. Gabelli and an affiliated person and in that event, would be deemed to be under common control with the Investment Adviser to the Equity Trust and the Healthcare Trust.

(1) This information has been furnished by each Director as of December 31, 2006. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The "Fund Complex" includes all the funds that are considered part of the same fund complex as the Equity Trust because they have common or affiliated investment advisers.

AUDIT COMMITTEE

     The Audit Committee is composed of three of the independent (as such term is defined by the NYSE's listing standards (the "NYSE Listing Standards")) Directors/Trustees of the Equity Trust and the Healthcare Trust, namely, Messrs. Colavita, Pustorino and Zizza for the Equity Trust and Messrs. Colavita, Enright and Zizza for the Healthcare Trust. Each member of the Audit Committee has been determined by the Board to be financially literate. The role of each fund's Audit Committee is to assist the Board in its oversight of (i) the quality and integrity of the fund's financial statement reporting process and the independent audit and reviews thereof; (ii) the fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; (iii) the fund's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Commission for inclusion in each fund's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Audit Charter") that was most recently reviewed and approved by the Equity Trust Board on February 20, 2007.

     Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the independent registered public accounting firm for each of the Equity Trust and the Healthcare Trust, reviewing annual financial statements, approving the selection of each fund's independent registered public accounting firm and overseeing the fund's internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by [______] ("[_______]") to each fund and to the Investment Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the funds. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and each fund's independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for each fund reports directly to the Audit Committee.

     In performing its oversight function, at a meeting held on February 20, 2007, the Audit Committee reviewed and discussed with management of the Equity Trust and [_______] the audited financial statements of the Equity Trust as of and for the year ended December 31, 2006, and discussed the audit of such financial statements with the independent registered public accounting firm.

     In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Equity Trust and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm required by Statement of Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the Commission's independence rules, delineating relationships between the independent registered public accounting firm and the funds and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

     As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to each fund's financial reporting procedures, internal control systems and the independent audit process.

     The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Equity Trust and the Healthcare Trust for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the each fund's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of each fund's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the Equity Trust's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Equity Trust's Board of Directors that the Equity Trust's audited financial statements be included in the Equity Trust's Annual Report for the year ended December 31, 2006.

     The Audit Committee of the Equity Trust met two times during the year ended December 31, 2006.

NOMINATING COMMITTEE

     The Board of Directors/Trustees of the Equity Trust and the Healthcare Trust has a Nominating Committee composed of three independent (as such term is defined by the NYSE Listing Standards) Directors, namely, Messrs. Colavita, Ferrara and Zizza for the Equity Trust and Messrs. Colavita, Enright, and Zizza for the Healthcare Trust. The Nominating Committee of the Equity Trust met once during the year ended December 31, 2006. The Nominating Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

- The name of the shareholder and evidence of the shareholder's ownership of shares of the Equity Trust or the Healthcare Trust, as applicable, including the number of shares owned and the length of time of ownership;

- The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director/Trustee of the Equity Trust or the Healthcare Trust, as applicable, and the person's consent to be named as a Director/Trustee if selected by the Nominating Committee and nominated by the Board; and

- If requested by the Nominating Committee, a completed and signed directors' questionnaire.

     The shareholder recommendation and information described above must be sent to James E. McKee, the funds' Secretary, c/o Gabelli Funds, LLC, at One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days prior to the anniversary date of the fund's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

     The Nominating Committee believes that the minimum qualifications for serving as a Director/Trustee of the Equity Trust or the Healthcare Trust are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of each fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and each fund. The Nominating Committee also seeks to have the Board of Directors represent a diversity of backgrounds and experience.

     The Equity Trust's Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter can be found on the Equity Trust's website at www.gabelli.com.

PROXY VOTING COMMITTEE

     The Equity Trust and the Healthcare Trust each has a Proxy Voting Committee, which, if so determined by the Board, is authorized to exercise voting power and/or dispositive power over specific securities held in a fund's portfolio for such period as the Board may determine. The Directors serving on each Proxy Voting Committee are Messrs. Conn, Ferrara and Pustorino for the Equity Trust and Messrs. Conn, Enright and Kolodny for the Healthcare Trust.

REMUNERATION OF DIRECTORS/TRUSTEES AND OFFICERS

     The Equity Trust pays each Director who is not affiliated with the Investment Adviser or its affiliates a fee of $12,000 per year plus $1,500 per meeting attended in person, $1,000 per Committee meeting attended in person, and $500 per telephonic meeting, together with the Director's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman receives an annual fee of $2,000. The aggregate remuneration (not including out-of-pocket expenses) paid by the Equity Trust to such Directors during the year ended December 31, 2006 amounted to $138,500. During the year ended December 31, 2006, the Directors of the Equity Trust met four times, none of which were special meetings of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member. For a description of the remuneration received by each director of the Equity Trust individually and the total remuneration received by each such director from funds in the Gabelli Funds complex for the year ended December 31, 2006, see "Proposal 2 -- Compensation Table."

     The Healthcare Trust will pay each trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $3,000 per year plus $1,000 per meeting attended in person, $500 per Committee meeting attending in person, and $500 per telephonic meeting, together with the Trustee's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the Audit Committee Chairman receives an annual fee of $3,000, and the Nominating Committee Chairman receives an annual fee of $3,000.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGEMENT

     The Investment Adviser, located at One Corporate Center, Rye, New York 10580-1422, serves as the investment adviser to the Equity Trust and the Healthcare Trust are pursuant to an investment advisory agreement with each fund (each such agreement, an "Advisory Agreement"). The Investment Adviser was organized in 1999 and is the successor to the Gabelli Funds, Inc., which was organized in 1980. As of December 31, 2006, the Investment Adviser acted as registered investment adviser to 28 management investment companies with aggregate net assets of $14.5 billion. The Investment Adviser, together with other affiliated investment advisers, had assets under management totaling approximately $28.1 billion as of December 31, 2006. GAMCO Asset Management Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $12.6 billion under management as of December 31, 2006. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $50 million under management as of December 31, 2006. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Westwood Funds having aggregate assets of approximately $400 million under management as of December 31, 2006.

     The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of GGCP, Inc., which owns a majority of the capital stock of GAMCO Investors, Inc.

     The Investment Adviser will provide a continuous investment program for the portfolios of the Equity Trust and the Healthcare trust and oversee the administration of all aspects of the funds' business and affairs. The Investment Adviser has sole investment discretion for the assets of the Equity Trust and the Healthcare Trust under the supervision of each fund's Board and in accordance with each fund's stated policies. The Investment Adviser will select investments for the Equity Trust and the Healthcare Trust and will place purchase and sale orders on behalf of each fund.

INVESTMENT ADVISORY AGREEMENTS

     Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by each fund. The securities in which each fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the stock of the company which might otherwise be acquired by each fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon each fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. Each fund may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the applicable fund. Each fund may invest in the securities of companies which are investment management clients of GAMCO Asset Management Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

     Under the terms of each Advisory Agreement, the Investment Adviser manages the portfolio of a fund in accordance with its stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities on behalf of the fund and manages its other business and affairs, all subject to the supervision and direction of each fund's Board. In addition, under each Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the fund's books and records, preparing reports to the fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Healthcare Trust or the Equity Trust, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the fund under its respective Advisory Agreement unless the Adviser voluntarily assumes responsibility for such expense. During fiscal 2006, the Equity Trust paid or accrued $45,000 to the Investment Adviser in connection with the cost of computing the Equity Trust's net asset value.

     Each Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Equity Trust under the fund's Advisory Agreement, the fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the fund. For purposes of calculating this fee, a fund's average weekly net assets will be deemed to be the average weekly value of the fund's total assets minus the sum of the fund's liabilities (such liabilities exclude the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares). The Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to preferred stock during the fiscal year if the total return of the net asset value of common stock, including distributions and management fees subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred stock. The Equity Trust's total return on the net asset value of its common stock is monitored on a monthly basis to assess whether the total return on the net asset value of its common stock exceeds the stated dividend rate or corresponding swap rate of each particular series of outstanding preferred stock for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred stock is annual. The Equity Trust will accrue for the management fee on these assets during the fiscal year if it appears probable that the fund will incur the additional management fee on those assets. For services rendered by the Investment Adviser on behalf of the Healthcare Trust under the fund's Advisory Agreement, the fund pays the Investment Adviser [______].

     For the year ended December 31, 2006, the Equity Trust's total return on the net asset value of the common stock exceeded the stated dividend rate or corresponding swap rate of all the outstanding preferred stock. Thus, management fees were accrued on these assets.

     Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by each fund. As part of the Advisory Agreement, each fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to a fund, a fund will change its name to one not including "Gabelli."

     Pursuant to its terms, each Advisory Agreement will remain in effect with respect to the Equity Trust or the Healthcare Trust, as the case may be, until the second anniversary of shareholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Board of Directors or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to an Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     A discussion regarding the basis of the Board's approval of the Advisory Agreement for the Equity Trust is available in the Equity Trust's semi-annual report to shareholders for the six months ended June 30, 2006.

SELECTION OF SECURITIES BROKERS

     Each Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Equity Trust and the Healthcare Trust. Under those provisions, the Investment Adviser may (i) direct fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the funds and/or its other advisory accounts or those of any investment adviser affiliated with it..

PORTFOLIO MANAGEMENT

     Mario J. Gabelli is currently and has been responsible for the day-to day management of the Equity Trust since its inception and will lead the investment team responsible for the day to day management of the Healthcare Trust. Mr. Gabelli has served as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and its predecessors since 1976. Mr. Gabelli is the Chief Investment Officer -- Value Portfolios for the Investment Adviser and GAMCO Asset Management Inc. Mr. Gabelli serves as portfolio manager for several funds in the Gabelli fund family and is a director of several funds in the family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day to day management of each of the Equity Trust and the Healthcare Fund. Mr. Gabelli is also Chairman and Chief Executive Officer of GGCP, Inc. as well as Chairman of the Board of LICT Corp., a multimedia and communication services company.

     Additionally, as of December 31, 2006, Mr. Caesar M.P. Bryan managed approximately $103 million of the Equity Trust's assets. Mr. Bryan has been a Senior Vice President and Portfolio Manager with GAMCO Asset Management Inc. (a wholly-owned subsidiary of GAMCO Investors, Inc.) and Portfolio Manager of the GAMCO Gold Fund, Inc. since May 1994 and the GAMCO International Growth Fund, Inc. since June 1995, Co-Portfolio Manager of the GAMCO Global Opportunity Fund since May 1998, Gold Companies Portfolio Manager of the Gabelli Global Gold, Natural Resources & Income Trust since March 2005, and a member of the GAMCO Global Growth Fund portfolio management team since September 2000.

     For additional information such as the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Equity Trust, see the section entitled "Additional Information -- Portfolio Management Information.

SUB-ADMINISTRATOR

     PFPC, located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as sub-administrator for the Equity Trust. For these services and the related expenses borne by PFPC, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10.0 billion of the aggregate average net assets of the fund and all other funds advised by the Investment Adviser and administered by PFPC, 0.0125% of the aggregate average net assets exceeding $10 billion, and 0.01% of the aggregate average net assets in excess of $15 billion. The Investment Adviser will enter into an agreement with PFPC to serve as sub-administrator for the Healthcare Trust under the same terms as those provided to the Equity Trust.

PAYMENT OF EXPENSES

     For purposes of the calculation of the fees payable to the Investment Adviser by the Equity Trust and the Healthcare Trust, respectively, average weekly net assets of each of the Equity Trust and the Healthcare Trust are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

     The Investment Adviser will be obligated to pay expenses associated with providing the services contemplated by the respective Advisory Agreements including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Equity Trust and the Healthcare Trust, as well as the fees of all directors of the Equity Trust and of the Healthcare Trust who are affiliated persons of the Investment Adviser. The Equity Trust and the Healthcare Trust each pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian, any subcustodian and transfer and dividend paying agent, expenses in connection with its respective Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan, Commission fees, fees and expenses of unaffiliated directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Equity Trust or the Healthcare Trust, as the case may be.

REGULATORY MATTERS

     The Equity Trust received the following information from the Investment Adviser.

     Over the past several years, the staff of the Commission (the "Staff"), the staff of the New York Attorney General's office (the "NYAG") and officials of other states have been conducting industry-wide inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser and its affiliates have received information requests and subpoenas for documents and testimony from the Staff and the NYAG in connection with these inquiries and have responded to these requests. The Investment Adviser has implemented additional compliance policies and procedures in response to recent industry initiatives and its internal reviews of its mutual fund practices in a variety of areas. The Investment Adviser has not found any information that it believes would be material to the ability of the Investment Adviser to fulfill its obligations under the

     Advisory Agreement. More specifically, the Investment Adviser has found no evidence of arrangements for trading in the Gabelli mutual funds after the 4:00 p.m. pricing time and no evidence of improper short-term trading in these funds by its investment professionals or senior executives. The Investment Adviser did find that one investor, who had been engaged in short-term trading in one of the Gabelli mutual funds (the prospectus of which did not at that time impose limits on short-term trading) and who had subsequently made an investment in a hedge fund managed by an affiliate of the Investment Adviser, was banned from the mutual fund only after certain other investors were banned. The Investment Adviser believes that this relationship was not material to the Investment Adviser. The Investment Adviser also found that certain discussions took place in 2002 and 2003 between the Investment Adviser's staff and personnel of an investment advisor regarding possible frequent trading in certain Gabelli domestic equity funds. In February 2007, the Investment Adviser made an offer of settlement to the Staff for communication to the Commission for its consideration to resolve this matter. This offer of settlement is subject to final agreement regarding the specific language of the SEC's administrative order and other settlement documents. Since these discussions are ongoing, the Investment Adviser cannot determine whether they will ultimately result in a settlement of this matter. In June 2006, the Investment Adviser began discussions with the Staff regarding a possible resolution of their inquiry. In February 2007, the Investment Adviser made an offer of settlement to the Staff for communication to the Commission for its consideration to resolve this matter. This offer of settlement is subject to final agreement regarding the specific language of the SEC's administrative order and other settlement documents. Since these discussions are ongoing, the Investment Adviser cannot determine whether they will ultimately result in a settlement of this matter. There can be no assurance that any resolution of this matter will not have a material adverse impact on the Investment Adviser or on its ability to fulfill its obligations under the Advisory Agreement.

     The Investment Adviser was informed by the Staff that they may recommend to the Commission that the Investment Adviser be held accountable for the actions of two of the closed-end funds managed by the Investment Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a distribution is made from a source other than net investment income. While the two funds sent annual statements containing the required information and Form 1099-DIV statements as required by the IRS, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The closed-end funds managed by the Investment Adviser changed their notification procedures in 2004 and the Investment Adviser believes that all of the funds have been in compliance with Section 19(a) and Rule 19a-1 of the 1940 Act since that time. The Staff's notice to the Investment Adviser did not relate to the Equity Trust. The Staff indicated that they may recommend to the Commission that administrative remedies be sought, including a monetary penalty. The Investment Adviser cannot predict whether an administrative proceeding will be instituted and, if so, what the ultimate resolution might be. The Investment Adviser currently expects that any resolution of this matter will not have a material effect on the Investment Adviser's ability to fulfill its obligations under the Advisory Agreement. If the Commission were to revoke the exemptive order that the Equity Trust relies upon to make distributions of capital gains more frequently than annually, the Board may consider whether to modify or possibly eliminate the Equity Trust's current distribution policy.

                             PORTFOLIO TRANSACTIONS

     Principal transactions are not entered into with affiliates of the Equity Trust, nor will they be entered into with affiliates of the Healthcare Trust. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefore. For a more detailed discussion of each fund's brokerage allocation practices, see "Portfolio Transactions" in the section entitled "Additional Information."

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the Equity Trust's shares is computed, and that of the Healthcare Trust's shares will be computed, based on the market value of the securities it holds and determined daily as of the close of regular trading on the NYSE.

     Portfolio instruments of the Healthcare Trust which are traded in a market subject to governmental regulation on which trades are reported contemporaneously will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board determines that such valuation does not constitute fair value. The Equity Trust uses similar but not identical valuation procedures. The Equity Trust and the Healthcare Trust may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments.

     Net asset value per share is calculated by dividing the value of the assets held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.

                 DISTRIBUTIONS; AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

THE EQUITY TRUST'S 10% DISTRIBUTION POLICY

     The Equity Trust has a policy, which may be modified at any time by the Board of Directors, of paying a minimum annual distribution of 10% of the average net asset value of the Equity Trust to common shareholders. The Equity Trust's current quarterly distribution level is set at $0.20 per share in each of the first three quarters if the year. The Equity Trust pays an adjusting distribution in the fourth quarter in an amount sufficient to pay 10% of the average net asset value of the Equity Trust, as of the last day of the four preceding calendar quarters, or to satisfy the minimum distribution requirements of the Code, whichever is greater. The Equity Trust may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any, although the Equity Trust reserves the authority to distribute its net capital gain in any year.

     Each quarter, the Board of Directors reviews the amount of any potential distribution and the income, capital gain or paid-in capital available. This policy permits common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their shares of common stock without having to sell their shares. To avoid paying income tax at the corporate level, the Equity Trust distributes substantially all of its investment company taxable income and net capital gain.

     If, for any calendar year, the total quarterly distributions and the amount of distributions on any preferred stock issued by the Equity Trust exceed investment company taxable income and net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in his or her shares. Any distributions to the holders of preferred stock which constitute tax-free return of capital will reduce a shareholder's tax basis in such preferred stock, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the preferred stock. Any amounts distributed to a preferred shareholder in excess of the basis in the preferred stock will generally be taxable to the shareholder as capital gain.

     The Equity Trust, along with other closed-end registered investment companies advised by the Investment Adviser, has obtained an exemption from
Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long-term capital gains provided that any distribution policy of the Equity Trust with respect to its common stock calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Equity Trust's average net asset value over a specified period of time or market price per share of common stock at or about the time of distribution or pay-out of a fixed dollar amount. The exemption also permits the Equity Trust to make distributions with respect to its preferred stock in accordance with such stock's terms.

THE DISTRIBUTION OF SHARES TO SHAREHOLDERS OF THE HEALTHCARE TRUST WILL NOT AFFECT THE EQUITY TRUST'S 10% DISTRIBUTION POLICY.

     In the event the Equity Trust distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Equity Trust's total assets and, therefore, have the likely effect of increasing its expense ratio, as the Equity Trust's fixed expenses will become a larger percentage of the Equity Trust's average net assets. In addition, in order to make such distributions, the Equity Trust might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

DISTRIBUTIONS ON THE HEALTHCARE TRUST

     While the Equity Trust distributes dividends quarterly under its 10% distribution policy, the Healthcare Trust will distribute to shareholders substantially all of its net investment income annually or more frequently pursuant to the Section 19(b) Exemptive Order and any amendments thereto. The Healthcare Trust intends to adopt a fixed dividend policy, at a rate to be determined, that is similar to the Equity Trust's 10% distribution policy. The dividend policy of the Healthcare Trust may be modified from time to time by the Healthcare Trust's Board of Trustees. As a regulated investment company under the Code, the Healthcare Trust will not be subjected to U.S. federal income tax on its investment company taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders.

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

     Under the Equity Trust Plan and the substantially similar Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan adopted by the Healthcare Trust (each, the "Plan"), a shareholder whose Common Shares are registered in his own name will have all distributions reinvested automatically by Computershare Shareholder Services, Inc., which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. For a further description of the Plan, see Appendix C.

                                    TAXATION

     The following discussion is a brief summary of certain United States federal income tax considerations affecting the Equity Trust and the Healthcare Trust and their shareholders. The discussion reflects applicable tax laws of the United States as of the date of this proxy statement/prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Equity Trust and the Healthcare Trust and their shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Equity Trust and the Healthcare Trust.

TAXATION OF THE EQUITY TRUST AND THE HEALTHCARE TRUST

     The Equity Trust has elected to be treated and has qualified as, and intends to continue to qualify as, a regulated investment company under Subchapter M of the Code, and the Healthcare Trust intends to elect and qualify to be treated as a regulated investment company under the Code. Accordingly, each of the Equity Trust and the Healthcare Trust must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for United States federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of each fund's total assets is represented by cash and cash items, United States government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the fund's total assets is invested in the securities of (I) any one issuer (other than United States government securities and the securities of other regulated investment companies), (II) any two or more issuers in which the fund owns 20% or more of the voting securities and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

     Each of the Equity Trust and the Healthcare Trust's investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in each fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

     As regulated investment companies, each of the Equity Trust and the generally will not be subject to United States federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). Each of the Equity Trust and the Healthcare Trust intends to distribute at least annually substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, each of the Equity Trust and the Healthcare Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the fund paid no United States federal income tax. While each fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, each fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

     If for any taxable year each of the Equity Trust and the Healthcare Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

     The Equity Trust has a policy, which may be modified at any time by its Board of Directors, of paying a minimum annual distribution of 10% of the average net asset value of the Equity Trust , paid quarterly, to holders of shares of common stock. In the event that the Equity Trust's investment company taxable income and net capital gain exceed the total of its quarterly distributions, in order to avoid paying income tax at the corporate level, the Equity Trust intends to pay such excess once a year. If, for any calendar year, the total quarterly distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the stock. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the stock, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the stock. Any amounts distributed to a shareholder in excess of his or her basis in the stock will be taxable to the shareholder as capital gain. The Equity Trust's distribution policy may cause it to make taxable distributions to shareholders in excess of the minimum amounts of such taxable distributions it would be required to make in order to avoid liability for federal income tax. In certain situations, this excess distribution may cause shareholders to be liable for taxes for which they would not otherwise be liable if the Equity Trust paid only that amount required to avoid liability for federal income tax.

TAXATION OF SHAREHOLDERS

     Distributions paid to investors by each of the Equity Trust and the Healthcare Trust from its investment company taxable income which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to investors as ordinary income to the extent of the earnings and profits of each of the Equity Trust and the Healthcare Trust. Such distributions (if designated by the Equity Trust and the Healthcare Trust) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the income of the Equity Trust and the Healthcare Trust consists of dividend income from United States corporations, and (ii) for taxable years through December 31, 2010, as qualified dividend income eligible for the reduced maximum Federal rate to individuals of generally 15% (currently 5% for individuals in lower tax brackets) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Distributions made to investors from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Equity Trust and the Healthcare Trust, are taxable to you as long-term capital gains if they have been properly designated by each of the Equity Trust and the Healthcare Trust, regardless of the length of time investors have owned fund stock. The maximum Federal tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (currently 5% for individuals in lower brackets) for such gain realized before January 1, 2011. Distributions in excess of the earnings and profits of each of Equity Trust and the Healthcare Trust will first reduce the adjusted tax basis of investor stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the stock is held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Equity Trust and the Healthcare Trust will provide investors with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

     The sale, exchange, redemption or other disposition of common or preferred stock of each of Equity Trust and the Healthcare Trust will generally result in capital gain or loss to an investor, and will be long-term capital gain or loss if the stock has been held for more than one year at the time of sale. Any loss upon the sale or exchange of fund stock held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by an investor. A loss realized on a sale or exchange of stock of the Equity Trust and the Healthcare Trust will be disallowed if other substantially identical stock of the Equity Trust and the Healthcare Trust is acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the stock is disposed of. In such case, the basis of the stock acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

     If each of the Equity Trust and the Healthcare Trust pays an investor a dividend or makes a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the each fund and received by investors not later than December 31 of the year in which the dividend was declared.

     Each of Equity Trust and the Healthcare Trust is required in certain circumstances to backup withhold on taxable dividends or distributions and certain other payments paid to non-corporate holders of the fund's stock who do not furnish the Equity Trust and the Healthcare Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

     THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUNDS AND EACH OF THEIR SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE EQUITY TRUST AND THE HEALTHCARE AND EACH OF ITS SHAREHOLDERS CAN BE FOUND IN APPENDIX F. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO UNITED STATES FEDERAL, FOREIGN, STATE, LOCAL INCOME OR OTHER TAXES.

                             PRINCIPAL SHAREHOLDERS

THE EQUITY TRUST

     Set forth below is information as of December 31, 2006 with respect to the beneficial ownership of shares of common and preferred stock of the Equity Trust by (i) each of the fund's interested and non-interested Directors (ii) all of the fund's interested and non-interested Directors as a group. Except as otherwise indicated, to the fund's knowledge, all shares are beneficially owned and investment and voting power is held by the persons named as owners, and
(iii) each person who is known by the fund to be the beneficial owner of more than five percent of the outstanding shares of common stock. As of the record date, the fund is unaware of any shareholder owning 5 percent or more of the outstanding shares of common or preferred stock. Unless otherwise provided, the address of each holder is Gabelli Funds, LLC, One Corporate Center, Rye, NY, 10580-1422.

Set forth in the table below is the amount of shares beneficially owned by each Director of the Equity Trust:

                                            AMOUNT AND NATURE OF BENEFICIAL   PERCENT OF SHARES
NAME OF DIRECTOR/NOMINEE                             OWNERSHIP(1)               OUTSTANDING(2)
------------------------                    -------------------------------   -----------------
INTERESTED DIRECTOR/NOMINEE
Mario J. Gabelli(3)                                    1,827,970                     1.1%

NON-INTERESTED DIRECTORS/NOMINEE
Thomas E. Bratter                            29,968; 375 Series B Preferred            *
Anthony J. Colavita(4)                       2,835; 750 Series B Preferred             *
James P. Conn                               44, 758; 750 Series B Preferred            *
Frank J. Fahrenkopf, Jr.                                   0                           *
Arthur V. Ferrara                                          0                           *
Anthony R. Pustorino(5)                                 13,620                         *
Salvatore J. Zizza(6)                                   39,190                         *
All directors and executive officers as a
   group (8 persons)                                   1,958,331                       *
5% SHAREHOLDERS:
None

(1) This information has been furnished by each Director as of December 31, 2006. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act.

(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding.

(3) Includes 947,963 shares owned directly by Mr. Gabelli, 37,358 shares owned by a family partnership for which Mr. Gabelli serves as general partner, and 842,649 shares owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of share held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

(4) Comprised of 2,835 common shares and 750 preferred shares owned by Mr. Colavita's spouse for which he disclaims beneficial ownership.

(5) Includes 2,632 common shares owned by Mr. Pustorino's spouse for which he disclaims beneficial ownership.

(6) Includes 28,300 common shares owned by Mr. Zizza's sons for which he disclaims beneficial ownership.

THE HEALTHCARE TRUST

     As of the date of this Proxy Statement/Prospectus, [____] Healthcare Trust Common Shares are outstanding, all of which are owned beneficially and of record by the Equity Trust. These shares were issued in respect of the Equity Trust's contribution of $100,000 of initial capital to the Healthcare Trust.

The Equity Trust has represented that these shares were purchased for investment purposes only and that they will be sold only pursuant to a registration statement under the 1933 Act or an applicable exemption therefrom.

                       CUSTODIAN, TRANSFER AGENT, DIVIDEND
                         DISBURSING AGENT AND REGISTRAR

     Mellon Trust of New England, N.A. ("Mellon"), located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian of the Equity Trust's assets pursuant to a custody agreement. Under the custody agreement, Mellon Trust holds the Equity Trust's assets in compliance with the 1940 Act. For its services, Mellon receives a monthly fee based upon the average weekly value of the total assets of the Equity Trust, plus certain charges for securities transactions.

     Computershare Trust Company, N.A., located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Equity Trust's dividend disbursing agent, as agent under the Equity Trust's Plan and as transfer agent and registrar with respect to the common stock of the Equity Trust. Computershare also serves as the Equity Trust's transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Series D Preferred and Series F Preferred

     The Bank of New York, located at 100 Church Street, New York, New York 10286, serves as auction agent, transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Series C Auction Rate Preferred and Series E Auction Rate Preferred.

     Mellon will serve as the custodian of the Healthcare Trust's assets pursuant to a custody agreement. Under the custody agreement, Mellon will hold the Healthcare Trust's assets in compliance with the 1940 Act. For its custody services, Mellon will receive a monthly fee based upon the average value of the total assets of the Healthcare Trust, plus certain charges for securities transactions.

     [_____] will serve as the Healthcare Trust's dividend disbursing agent, as agent under the Healthcare Trust's Plan and as transfer agent and registrar with respect to the Healthcare Trust's Common Shares.

     Rules adopted under the 1940 Act permit the Equity Trust and the Healthcare Trust each to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, any foreign securities in the portfolio of the Equity Trust or the Healthcare Trust may be held by subcustodians approved by the directors of the Equity Trust or of the Healthcare Trust, as the case may be, in accordance with the regulations of the SEC. Selection of any such subcustodians will be made by the directors of the Equity Trust or of the Healthcare Trust, as the case may be, following a consideration of a number of factors, including but not limited to the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Equity Trust or the Healthcare Trust, as applicable, the reputation of the institution in its national market, the political and economic stability of the country or countries in which the subcustodians are located, and risks of potential nationalization or expropriation of assets of the Equity Trust or the Healthcare Trust, as applicable.

                       DESCRIPTION OF CAPITAL STOCK OF THE
                      EQUITY TRUST AND THE HEALTHCARE TRUST

EQUITY TRUST COMMON STOCK AND PREFERRED STOCK

COMMON STOCK

     Pursuant to an amendment to the Equity Trust's Articles of Incorporation that was approved by shareholders in 2004, the Board of Directors may increase or decrease the aggregate number of shares of stock of the Equity Trust or the number of shares of any class or series that the Equity Trust has authority to issue without shareholder approval. The Equity Trust is currently authorized to issue 246,000,000 shares of common stock, par value $0.001 per share. Holders of the Equity Trust's common stock are entitled to one vote per share held. Holders of shares of common stock are entitled to share equally in distributions authorized by the Equity Trust's Board of Directors payable to the holders of such shares and in the net assets of the Equity Trust available on liquidation for distribution to holders of such shares. The shares of common stock have noncumulative voting rights and no conversion, preemptive or other subscription rights, and are not redeemable. In the event of liquidation, each share of common stock is entitled to its proportion of the Equity Trust's assets after payment of debts and expenses and the amounts payable to holders of the Equity Trust preferred stock ranking senior to the shares of common stock as described below.

     The Equity Trust's outstanding common stock is listed and traded on the NYSE under the symbol "GAB." The average weekly trading volume of the common stock on the NYSE during the period from January 1, 2006 through December 31, 2006 was 457,503 shares. The average weekly trading volume of the common stock on the NYSE during the period from January 1, 2007 through March 31, 2007 was [____] shares. The Equity Trust's shares of common stock have traded in the market at both premiums to and discounts from net asset value.

     The Equity Trust may repurchase its shares of common stock from time to time as and when it deems such repurchase advisable, subject to maintaining required asset coverage for each series of outstanding preferred stock. The Board of Directors has adopted a policy to authorize such repurchases when the shares are trading at a discount of 10% or more from net asset value. The policy does not limit the amount of common stock that can be repurchased. The percentage of the discount from net asset value at which share repurchases will be authorized may be changed at any time by the Board of Directors. Through December 31, 2006, the Equity Trust has not repurchased shares of its common stock under this authorization.

     Shareholders whose common stock is registered in their own name will have all distributions reinvested pursuant to the Plan unless they specifically elect to opt out of the plan. For a more detailed discussion of the Plan, see "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan" in the Appendix C.

PREFERRED STOCK

     Currently, 24,000,000 shares of the Equity Trust's capital stock have been classified by the Board of Directors as preferred stock, par value $0.001 per share. The terms of such preferred stock may be fixed by the Board of Directors and may materially limit and/or qualify the rights of the holders of the Equity Trust's common stock. As of December 31, 2006, the Equity Trust had 4,950,000 outstanding shares of Series B Preferred, 5,200 outstanding shares of Series C Auction Rate Preferred, 2,949,700 outstanding shares of Series D Preferred, 2,000 outstanding shares of Series E Auction Rate Preferred, and 6,000,000 outstanding shares of Series F Preferred.

     Distributions on the Series C Auction Rate Preferred accumulate at a variable rate set at a weekly auction. The Series C Auction Rate Preferred is rated "Aaa" by Moody's and "AAA" by S&P. The liquidation preference of the Series C Auction Rate Preferred is $25,000. The Equity Trust generally may redeem the outstanding Series C Auction Rate Preferred, in whole or in part, at any time other than during a non-call period. The Series C Auction Rate Preferred is not traded on any exchange.

     Distributions on the Series D Preferred accumulate at an annual rate of 5.875% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Series D Preferred is rated "Aaa" by Moody's. The Equity Trust's outstanding Series D Preferred is redeemable at the liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) at the option of the Equity Trust beginning October 7, 2008. The Series D Preferred is listed and traded on the NYSE under the symbol "GAB PrD".

     Distributions on the Series E Auction Rate Preferred accumulate at a variable rate set at a weekly auction. The Series E Auction Rate Preferred is rated "Aaa" by Moody's and "AAA" by S&P. The liquidation preference of the Series E Auction Rate Preferred is $25,000. The Equity Trust generally may redeem the outstanding Series E Auction Rate Preferred, in whole or in part, at any time other than during a non-call period. The Series E Auction Rate Preferred is not traded on any exchange.

     Distributions on the Series D Preferred accumulate at an annual rate of 5.875% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Series D Preferred is rated "Aaa" by Moody's. The Equity Trust's outstanding Series D Preferred is redeemable at the liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) at the option of The Equity Trust beginning October 7, 2008. The Series D Preferred is listed and traded on the NYSE under the symbol "GAB PrD".

     Distributions on the Series E Auction Rate Preferred accumulate at a variable rate set at a weekly auction. The Series E Auction Rate Preferred is rated "Aaa" by Moody's and "AAA" by S&P. The liquidation preference of the Series E Auction Rate Preferred is $25,000. The Equity Trust generally may redeem the outstanding Series E Auction Rate Preferred, in whole or in part, at any time other than during a non-call period. The Series E Auction Rate Preferred is not traded on any exchange.

The following table shows (i) the classes of capital stock authorized, (ii) the number of shares authorized in each class, and (iii) the number of shares outstanding in each class as of December 31, 2006.

CLASS OF STOCK                    AMOUNT AUTHORIZED   AMOUNT OUTSTANDING
--------------                    -----------------   ------------------
Common Stock                         244,993,000          168,756,272
Series B Preferred                     6,600,000            4,950,000
Series C Auction Rate Preferred            5,200                5,200
Series D Preferred                     3,000,000            2,949,700
Series E Auction Rate Preferred            2,000                2,000
Series F Preferred                     6,000,000            6,000,000
Preferred Stock                        3,024,900                    0

HEALTHCARE TRUST COMMON SHARES

     The Healthcare Trust was organized as a statutory trust under the laws of the State of Delaware on February 20, 2007 and is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, in multiple classes and series thereof as determined from time to time by the Board of Directors, who also have the authority without shareholder approval to establish the designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions of each such class and series. The Board of Trustees of the Healthcare Trust has authorized issuance of an unlimited number of common shares of beneficial interest. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. When issued, the Healthcare Trust Common Shares distributed in the Transaction will be fully paid and non-assessable. Healthcare Trust Common Shares are not redeemable and have no preemptive, conversion or cumulative voting rights.

SEE "PRO FORMA STATEMENT OF ASSETS AND LIABILITIES" FOR CERTAIN INFORMATION WITH RESPECT TO THE HEALTHCARE TRUST COMMON SHARES FOLLOWING THE DISTRIBUTION.

REPURCHASE OF SHARES

     The Equity Trust and the Healthcare Trust are closed-end management investment companies and as such their respective shareholders do not, and will not, have the right to redeem their shares. The Equity Trust and the Healthcare Trust each, however, may repurchase its shares from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Equity Trust's shares or the Healthcare Trust's shares, as the case may be, are trading at a discount of 10% or more (or such other percentage as the Board of Directors/Trustees of the Equity Trust or the Healthcare Trust may determine from time to time) from the net asset value of the shares. Pursuant to the 1940 Act, the Equity Trust and the Healthcare Trust each may repurchase its shares on a securities exchange (provided that the Equity Trust or the Healthcare Trust, as the case may be, has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, identity of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Equity Trust or the Healthcare Trust, as the case may be.

     Shares repurchased by the Equity Trust or the Healthcare Trust will constitute authorized and unissued shares available for reissuance. The Equity Trust and the Healthcare Trust each may incur debt, in an amount not exceeding in the case of the Equity Trust 10% of its total assets, to finance share repurchase transactions. See "Investment Restrictions." Any gain in the value of the investments of the Equity Trust or the Healthcare Trust, as the case may be, during the term of the borrowing that exceeds the interest paid on the amount borrowed would cause the net asset value of its shares to increase more rapidly than in the absence of borrowing. Conversely, any decline in the value of the investments of the Equity Trust or the Healthcare Trust, as the case may be, would cause the net asset value of its shares to decrease more rapidly than in the absence of borrowing. Borrowing money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk.

     When the Equity Trust or the Healthcare Trust repurchases its shares for a price below their net asset value, the net asset value of those shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively. Further, interest on borrowings to finance share repurchase transactions will reduce the net income of the Equity Trust or the Healthcare Trust, as applicable.

     Neither the Equity Trust nor the Healthcare Trust currently has an established tender offer program or established schedule for considering tender offers. No assurance can be given that the Board of Directors of either the Equity Trust or the Healthcare Trust will decide to undertake any such tender offers in the future, or, if undertaken, that they will reduce any market discount.

RIGHTS OFFERINGS

     The Equity Trust has and may in the future, and the Healthcare Trust may in the future, and at their discretion, choose to make rights offerings from time to time for a number of shares and on terms which may or may not be similar to any of the Equity Trust's previous offers. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the state in which the Equity Trust was incorporated, and Delaware, the state in which the Healthcare Trust was organized, respectively, the Board each fund is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering at a price below the then current net asset value so long as certain conditions are met, including (i) a good faith determination by a fund's Board of Directors/Trustees that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders' preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

THE MULTIMEDIA TRUST AND THE UTILITY TRUST

     On November 15, 1994, the Equity Trust effected a transaction substantially similar to the Transaction by contributing $64,382,764 of its assets in exchange for 8,587,702 shares of The Gabelli Global Multimedia Trust Inc. (the "Multimedia Trust"), a newly-formed, non-diversified, closed-end registered investment company. The Multimedia Trust's investment objective is long-term growth of capital and, under normal market conditions, the Multimedia Trust seeks to achieve its investment objective by investing at least 80% of its total assets in common stock and other securities of foreign and domestic companies in the telecommunications, media, publishing and entertainment industries. The transaction has proven successful. From its inception on November 15, 1994 through December 31, 2006, the Multimedia Trust has had an annualized rate of return of [___]% and an average annualized expense ratio of [___]% based on total assets.

     On July 9, 1999, the Equity Trust effected a transaction substantially similar to the Transaction by contributing $79, 487,260 of its assets in exchange for [_____] shares of The Gabelli Utility Trust (the "Utility Trust"), a newly-formed, non-diversified, closed-end registered investment company. The Utility Trust's investment objective is long-term growth of capital and, under normal market conditions, the Utility Trust seeks to achieve its investment objective by investing at least 80% of its total assets in common stock and other securities of foreign and domestic companies in the utility industry. The transaction has proven successful. From its inception on July 9, 1999 through December 31, 2006, the Utility Trust has had an annualized rate of return of 11.3% and an average annualized expense ratio of [___]% based on total assets.

CERTAIN PROVISIONS OF THE GOVERNING DOCUMENTS OF THE EQUITY TRUST AND THE HEALTHCARE TRUST

     The Equity Trust and the Healthcare Trust each presently has provisions in its Articles of Incorporation or Declaration of Trust, respectively, and By-Laws (together, in each case, its "Governing Documents") which could have the effect of limiting, in each case:

     - the ability of other entities or persons to acquire control of the fund,

     -    the fund's freedom to engage in certain transactions, or

     - the ability of the fund's directors or shareholders to amend the Governing Documents or effectuate changes in the fund's management.

     These provisions of the Governing Documents of the Equity Trust and the Healthcare Trust may be regarded as "anti-takeover" provisions. The Board of Directors/Trustees of the Equity Trust and the Healthcare Trust are each divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Healthcare Trust's directors expires each year, one class of the Healthcare Trust's directors will serve an initial one-year term and three-year terms thereafter and another class of its directors will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of directors will expire. Accordingly, only those directors in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Directors. Further, one director in each of two of the classes of the Equity Trust is elected solely by the holders of preferred stock issued by the Equity Trust and cannot be removed or replaced by the holders of the Common Stock. The same feature will apply to the Healthcare Trust if it issues preferred stock. Such system of electing directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of that fund to change the majority of directors. See "Management of the Equity Trust and the Healthcare Trust -- Directors/Trustees and Officers."

     A director or trustee of either the Equity Trust or the Healthcare Trust may be removed with or without cause by a vote of, in the case of the Equity Trust, a majority, and, in the case of the Healthcare Trust, 66 2/3% of the votes entitled to be cast for the election of such director. In addition, the affirmative vote of the holders of 66 2/3% of the outstanding shares of each class (voting separately) of the Equity Trust are required to authorize its conversion from a closed-end to an open-end investment company. With respect to the Healthcare Trust, this voting requirement also applies to mergers into or a sale of all or substantially all of its assets to an open-end fund (or other closed-end fund that does not have minority shareholder protections against conversion to open-end status) and is 75% of its outstanding voting shares and, if the Healthcare Trust issues preferred stock, the same separate class vote of the preferred stock as is required for the Equity Trust. In addition, the 66 2/3% vote (80% in the case of the Healthcare Trust) of the holders of the outstanding voting securities of each class of the fund, voting as a class is generally required in order to authorize any of the following transactions:

     (i)  merger or consolidation of the fund with or into any entity;

     (ii) issuance of any securities of the fund for cash to any person or entity;

     (iii) sale, lease or exchange of all or any substantial part of the assets of the fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

     (iv) sale, lease or exchange to the fund, in exchange for securities of the fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

     (v) in the case of the Healthcare Trust, the purchase of the fund's Common Stock by the fund from any other person or entity;

if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Equity Trust or the Healthcare Trust, as the case may be. However, such vote would not be required when, under certain conditions, the Board of Directors approves the transaction. Reference is made to the Governing Documents of the Equity Trust and the Healthcare Trust, on file with the SEC, for the full text of these provisions. See "Further Information."

     The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in either fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of either the Equity Trust or the Healthcare Trust in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

LIMITATION OF OFFICERS' AND DIRECTORS' LIABILITY

     The Governing Documents of each of the Equity Trust and the Healthcare Trust provide that the fund will indemnify its directors/trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of either the Equity Trust or the Healthcare Trust protects or indemnifies a director/trustee, officer, employee or agent of such fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

1940 ACT RESTRICTIONS ON ISSUANCE OF SENIOR SECURITIES

     The 1940 Act permits registered closed-end investment companies such as the Equity Trust and the Healthcare Trust to issue senior securities under certain circumstances as summarized below.

     In the first instance, such issuance must be consistent with the fundamental investment restrictions and any other fundamental restrictions of the investment company. Moreover, if such class of senior securities represents an indebtedness ("debt securities"), then the following requirements must be met:

     (a) such debt securities must have an asset coverage (meaning the ratio which the value of the total assets of the investment company, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of debt securities) of at least 300% immediately after issuance or sale of such debt securities:

     (b) provision must be made to prohibit the declaration of any dividend (other than a stock dividend) or the declaration of any other distribution upon any class of the capital stock of the investment company, or the purchase of any such capital stock by the company, unless, after giving effect to such action, such debt securities have an asset coverage of at least 300% (200% in the case of dividends on any preferred stock); and

     (c)  provision must be made either that:

          (i) if on the last business day of each of twelve consecutive calendar months such debt securities have an asset coverage of less than 100%, the holders of such securities voting as a class will be entitled to elect at least a majority of the members of the board of directors of the investment company, until such debt securities have an asset coverage of at least 100% on the last business day of three consecutive calendar months, or

          (ii) if on the last business day of each of twenty-four consecutive calendar months such debt securities have an asset coverage of less than 100%, an event of default shall be deemed to have occurred.

     If the senior securities are preferred stock ("preferred shares"), then the following requirements must be met:

     (a) such shares must have an asset coverage (meaning the ratio which the value of the total assets of the investment company, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of debt securities of such company plus the involuntary liquidation preference of the preferred shares of such company) of at least 200% immediately after such issuance or sale;

     (b) provision must be made to prohibit the declaration of any dividend (other than a dividend payable in common shares) or the declaration of any other distribution upon the common shares of the company, or the purchase of any such common shares, unless, after giving effect to such action, such preferred shares has an asset coverage of at least 200%;

     (c) provision must be made to entitle the holders of such preferred shares, voting as a class, to elect at least two directors at all times, and, subject to the prior rights, if any, of the holders of any debt securities outstanding, to elect a majority of the directors if at any time dividends on such preferred shares are unpaid in an amount equal to two full years' dividends on such securities, and to continue to be so represented until all dividends in arrears are paid or otherwise provided for;

     (d) provision must be made requiring approval by the vote of a majority (i.e., the lesser of a majority of the outstanding shares or two-thirds of a quorum of such shares) of such preferred shares, voting as a class, of any plan of reorganization adversely affecting such preferred shares; of any action to change the classification of the investment company from a non-diversified to a diversified company; or of any action to change its classification from a closed-end investment company to an open-end investment company; of any action to borrow money, issue senior securities, underwrite securities of other persons, purchase or sell real estate or commodities or make loans to other persons that is not authorized in such company's registration statement under the 1940 Act, of any deviation from fundamental investment restrictions or other fundamental policies of such company or of any change in the nature of the business of such company so as to cease to be an investment company; and

     (e) such class of shares must have complete priority over any other class as to distribution of assets and payment of dividends, which dividends must be cumulative.

     The 1940 Act limits registered closed-end investment companies such as the Equity Trust and the Healthcare Trust to one class of debt securities and to one class of preferred shares, except that (i) any such class may be issued in one or more series so long as no such series has a preference or priority over any other series upon the distribution of the assets of such company or in respect of the payment of interest or dividends and (ii) promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed to be a separate class of debt securities. In addition, debt securities do not include any promissory note or other evidence of indebtedness of temporary purposed only and in an amount not exceeding 5% of the value of the total assets of the investment company at the time.

                                     EXPERTS

     [______], independent accountants, [______], serves as the independent registered public accounting firm of the Equity Trust. [______], serves as the independent registered public accounting firm of the Healthcare Trust. Each firm annually renders an opinion on the financial statements of the respective fund. Additional information about [_______], the independent registered public accounting firm of the Equity Trust, is provided in Proposal 2 below.

     The statement of assets and liabilities of the Healthcare Trust, as of March [___], 2007, contained in this Proxy Statement/Prospectus has been included herein in reliance on the report of [______], an independent registered public accounting firm, and upon the authority of such firm as experts in auditing and accounting. The statement of assets and liabilities of the Equity Trust, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the selected per share date and ratios for each of the five years in the period then ended included in the Annual Report have been audited by [______], independent accountants, as indicated in their report with respect thereto, and are incorporated by reference in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

FURTHER INFORMATION

     The Equity Trust and the Healthcare Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith file, or will file, reports and other information with the Commission. Reports, proxy statements and other information filed by the Equity Trust and Healthcare Trust with the Commission pursuant to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act can be inspected and copied at the public reference facilities maintained by the Commission, 100 F Street, N.E., Washington, D.C. 20549. The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Equity Trust and the Healthcare Trust, that file electronically with the Commission.

     The Equity Trust's common stock, Series D Preferred and Series F Preferred are listed on the NYSE. Reports, proxy statements and other information concerning the Equity Trust and filed with the Commission by the Equity Trust will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

     The Healthcare Trust's common shares will be listed on the NYSE. Reports, proxy statements and other information concerning the Healthcare Trust and filed with the Commission by the Healthcare Trust will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005.

     Statements contained in this Proxy Statement/Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, of which this Proxy Statement/Prospectus forms a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

     The Annual Report of the Equity Trust either accompanies this Proxy Statement/Prospectus or was previously sent to the person to whom this Proxy Statement/Prospectus is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the respective Letters to Shareholders included therein. Investors can call the toll-free number to request copies of the Equity Trust's annual and semi-annual reports, to request other information about the Equity Trust, or to make shareholder inquiries. The Equity Trust's reports are also available at the website http://www.gabelli.com. You may also obtain the Equity Trust's Statement of Additional Information, reports, proxy and information statements and other information regarding the fund that is filed electronically with the Commission on the Commission's web site (http://www.sec.gov).

REQUIRED VOTE FOR PROPOSAL 1

     Approval of the Transaction by the shareholders is to be determined by the vote of a majority of the outstanding shares of the Equity Trust (holders of Equity Trust Common Stock, and holders of Cumulative Preferred Stock voting together as a single class). Under the 1940 Act, this means that to be approved, the Transaction must receive the affirmative vote of the lesser of (1) a majority of the outstanding shares of the Equity Trust, or (2) 66 2/3% or more of the shares of the Equity Trust represented at the Meeting if more than 50% of the outstanding shares of the Equity Trust are present or represented by proxy at the Meeting ("Majority Vote"). While the Equity Trust has no present intention of making any additional distributions in the form of registered investment companies other than the distribution of the Healthcare Trust as described above, the Board of Directors of the Equity Trust in the future could authorize such additional distributions. The Board of Directors of the Equity Trust may elect to delay or not to proceed with the Transaction notwithstanding its approval by shareholders if for any reason the Board of Directors determines that such action would be in the best interests of shareholders.

     THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDER VOTE "FOR" APPROVAL OF THE TRANSACTION.

     PROPOSAL 2: TO ELECT THREE (3) DIRECTORS OF THE EQUITY TRUST

NOMINEES FOR THE BOARD OF DIRECTORS

     The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Mario J. Gabelli, Thomas E. Bratter and Arthur V. Ferrara have each been nominated by the Board of Directors for a three-year term to expire at the Trust's 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Directors of the Trust has served in that capacity since the July 14, 1986 organizational meeting of the Trust with the exception of (i) Mr. Conn, who became a Director of the Trust on May 15, 1989,
(ii) Mr. Fahrenkopf, who became a Director of the Trust on May 11, 1998, (iii) Mr. Colavita, who became a Director of the Trust on November 17, 1999, and (iv) Mr. Ferrara, who became a Director of the Trust on August 15, 2001. All of the Directors of the Trust are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as investment adviser. The classes of Directors are indicated below:

NOMINEES TO SERVE UNTIL 2010 ANNUAL MEETING OF SHAREHOLDERS

Mario J. Gabelli, CFA
Thomas E. Bratter
Arthur V. Ferrara

DIRECTORS SERVING UNTIL 2009 ANNUAL MEETING OF SHAREHOLDERS

James P. Conn
Anthony R. Pustorino

DIRECTORS SERVING UNTIL 2008 ANNUAL MEETING OF SHAREHOLDERS

Anthony J. Colavita

Frank J. Fahrenkopf, Jr.
Salvatore J. Zizza

     Under the Equity Trust's Articles of Incorporation, Articles Supplementary, and the 1940 Act, holders of the Trust's outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Equity Trust's outstanding Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Trust's Articles of Incorporation, Articles Supplementary, and By-Laws. The holders of the Equity Trust's outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Equity Trust's Preferred Stock are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Colavita and Conn are currently the Directors elected solely by the holders of the Equity Trust's Preferred Stock. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     The following table shows certain compensation information for the Directors and Officers of the Equity Trust for the fiscal year ended December 31, 2006. Ms. Donato is employed by the Equity Trust and is not employed by the Investment Adviser (although she may receive incentive-based variable compensation from affiliates of the Investment Adviser). Officers who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Equity Trust.

                                              TOTAL COMPENSATION
                                                   AGGREGATE       FROM THE EQUITY
                                                 COMPENSATION       TRUST AND FUND
               NAME OF PERSON                      FROM THE        COMPLEX PAID TO
                AND POSITION                     EQUITY TRUST         DIRECTORS*
               --------------                 ------------------   ---------------
INTERESTED DIRECTOR/NOMINEE
Mario J. Gabelli, Chairman of The Board and
   Chief Investment Officer                        $      0          $      0(24)

NON-INTERESTED DIRECTOR/NOMINEES
Dr. Thomas E. Bratter, Director                    $ 18,000          $ 34,000(3)
Anthony J. Colavita, Director                      $ 22,000          $199,383(34)
James P. Conn, Director                            $ 18,000          $ 88,500(15)
Frank J. Fahrenkopf, Jr., Director                 $ 18,000          $ 60,000(5)
Arthur V. Ferrara, Director                        $ 18,000          $ 24,500(7)
Anthony R. Pustorino, Director                     $ 24,500          $139,500(14)
Salvatore J. Zizza, Director                       $ 20,000          $139,383(25)

OFFICERS
Carter . Austin
Vice President                                     $125,000          $350,000(7)
Dawn M. Donato
Assistant Vice President                           $ 71,250          $ 71,250(1)

* Represents the 2006 compensation paid to such persons during the calendar year ended December 31, by investment companies (including the Equity Trust) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Equity Trust because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies and portfolios.

** Ms. Donato was employed by the Equity Trust and not by the Investment Adviser (although during her tenure she was eligible to receive incentive-based variable compensation from affiliates of the Adviser). Ms. Donato resigned her position as an officer and employee of the Equity Trust on October 6, 2006.

OTHER BOARD RELATED MATTERS

     The Board of Directors has established the following procedures in order to facilitate communications between the Board and the shareholders of the Equity Trust and other interested parties.

Receipt of Communications
-------------------------

     Shareholders of the Equity Trust and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Equity Trust at One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may send an e-mail to gabellifundsboard@gabelli.com.

Forwarding the Communications
-----------------------------

     All communications received will be opened by the office of the General Counsel of the Investment Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Equity Trust and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Directors of the Equity Trust or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

     The Equity Trust does not expect Directors of the Equity Trust or Nominees for election as Director to attend the Annual Meeting of Shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     [____], has been serves as the Equity Trust's independent registered public accounting firm for the fiscal year ended December 31, 2006. [_____] has been selected to serve as the Equity Trust's independent registered public accounting firm for the year ending December 31, 2007. [____] acted as the Equity Trust's independent registered public accounting firm for the year ended December 31, 2006. The Equity Trust knows of no direct financial or material indirect financial interest of [____] in the Equity Trust. A representative of [____] will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

     Set forth in the table below are audit fees and non-audit related fees billed to the Equity Trust by [_____] for professional services received during and for the years ended December 31, 2005 and 2006, respectively.

-------------------------------------------------------------------------------
Year Ended      Audit Fees     Audit-Related    Tax Fees**      All Other Fees
December 31                        Fees
--------------------------------------------------------------------------------

2005             [_____]          [_____]         [_____]           [_____]
--------------------------------------------------------------------------------
2006             [_____]          [_____]         [_____]           [_____]
--------------------------------------------------------------------------------
* "Audit-Related Fees" are those fees billed to the Equity Trust by [_____] in connection with the preparation of Preferred Share
     Reports to Moody's Investors Services, Inc. and Fitch Ratings.

** "Tax Fees" are those fees billed by [_____] in connection with tax compliance services, including primarily the review of the Equity Trust's income tax returns

     The Equity Trust's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Equity Trust, and all non-audit services to be provided by the independent registered public accounting firm to the Equity Trust's Adviser and service providers controlling, controlled by, or under common control with the Equity Trust's Adviser ("affiliates") that provide on-going services to the Equity Trust (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Equity Trust. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Investment Adviser or the Equity Trust's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Trust, the Investment Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Equity Trust to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Equity Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, and tax services described above for which [_____] billed the Trust fees for the years ended December 31, 2005 and December 31, 2006 were pre-approved by the Audit Committee.


     For the year ended December 31, 2006, [_____] has represented to the Equity Trust that it did not provide any non-audit services (or bill any fees for such services) to the Investment Adviser or any affiliates thereof that provide services to the Trust.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Equity Trust's executive officers and Directors, executive officers and directors of the Investment Adviser, certain other affiliated persons of the Investment Adviser, and persons who own more than 10% of a registered class of the Equity Trust's securities to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Trust with copies of all Section 16(a) forms they file. [Based solely on the Equity Trust's review of the copies of such forms it received for the year ended December 31, 2006, the Equity Trust believes that during that year such persons complied with all such applicable filing requirements.]

REQUIRED VOTE FOR PROPOSAL 2

     The election of each of the listed Nominees for Director of the Equity Trust requires the affirmative vote of the holders of a plurality of the applicable classes of shares of the Equity Trust represented at the Meeting if a quorum is present (holders of Common Stock and holders of Cumulative Preferred Stock voting together as a single class for each of the three directors).

     THE BOARD OF DIRECTOR, INCLUDING NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE RESPECTIVE DIRECTORS OF THE EQUITY TRUST.

                             ADDITIONAL INFORMATION

PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Equity Trust, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Equity Trust. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Equity Trust. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Commission thereunder, as well as other regulatory requirements, the Equity Trust's Board of Directors has determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, those broker-dealers charge the Equity Trust a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Equity Trust has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Equity Trust, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Equity Trust does not necessarily pay the lowest commission available.

     Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information or other services (e.g. wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Equity Trust. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Equity Trust, and not all such information is used by the Investment Adviser in connection with the Equity Trust. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Equity Trust.

     Although investment decisions for the Equity Trust are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Equity Trust may also be made by those other accounts. When the same securities are purchased for or sold by the Equity Trust and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable to all of the accounts, including the Equity Trust.

     For the fiscal years ended December 31, 2004, December 31, 2005 and December 31, 2006, the Equity Trust paid a total of $1,249,931, $814,155 and [_____], respectively, in brokerage commissions, of which Gabelli & Company, Inc. and its affiliates received, $835,136, $469,081 and [$____], respectively. The amount received by Gabelli & Company, Inc. and its affiliates from the Equity Trust in respect of brokerage commissions for the fiscal year ended December 31, 2006 represented approximately [___]% of the aggregate dollar amount of brokerage commissions paid by the Equity Trust for such period and approximately [____]% of the aggregate dollar amount of transactions by the Equity Trust for such period.

PORTFOLIO TURNOVER

     The Equity Trust does not engage in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Equity Trust and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes. The Equity Trust's portfolio turnover rates for the fiscal years ended December 31, 2005 and December 31, 2006 were 22% and [___]%, respectively. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Equity Trust's portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

PROXY VOTING PROCEDURES

     The Equity Trust and the Healthcare Trust have adopted the proxy voting procedures of the Investment Adviser and have directed the Investment Adviser to vote all proxies relating to each respective fund's voting securities in accordance with such procedures. The proxy voting procedures are attached hereto as Appendix E. Information regarding how the Equity Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-422-3554, or on the Registrant's website at http://www.gabelli.com, and (ii) on the Commission's website at http://www.sec.gov.

CODE OF ETHICS

     Each of the Equity Trust and the Healthcare Trust and the Investment Adviser have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics of each fund can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The Code of Ethics is also available on the EDGAR database on the Commission's web site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Room Section, Washington, D.C. 20549-0102.

CODE OF CONDUCT FOR CHIEF EXECUTIVE AND SENIOR FINANCIAL OFFICERS

     Each of the Equity Trust and the Healthcare Trust and the Investment Adviser have adopted a code of conduct for the chief executive and senior financial officers. This code of conduct sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of conduct is on file with the Commission and can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. The code of conduct is also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of the code of conduct may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED

     The information below lists other accounts for which the Equity Trust's portfolio managers were primarily responsible for the day-to-day management during the fiscal year ended December 31, 2006.

                                                                          NUMBER OF ACCOUNTS   TOTAL ASSETS
                                                                             MANAGED WITH      WITH ADVISORY
     NAME OF                            TOTAL NUMBER OF                   ADVISORY FEE BASED   FEE BASED ON
PORTFOLIO MANAGER   TYPES OF ACCOUNTS   ACCOUNTS MANAGED   TOTAL ASSETS     ON PERFORMANCE      PERFORMANCE
-----------------   -----------------   ----------------   ------------   ------------------   -------------
Mario J. Gabelli    Registered
                    Investment
                    Companies

                    Other Pooled
                    Investment
                    Vehicles

                    Other Accounts

Caesar M.P. Bryan   Registered
                    Investment
                    Companies

                    Other Pooled
                    Investment
                    Vehicles

                    Other Accounts

POTENTIAL CONFLICTS OF INTEREST.

     Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

     ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio manager manages many funds or accounts, he or she may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he or she were to devote substantially more attention to the management of only a few accounts.

     ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies an investment opportunity that may be suitable for multiple funds or accounts, the Equity Trust may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these funds or accounts.

     PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his funds or accounts.

     SELECTION OF BROKER/ DEALERS. Because of Mr. Gabelli's position with the distributor of funds affiliated with the Equity Trust and his indirect majority ownership interest in such distributor, he may have an incentive to use the distributor to execute portfolio transactions for the Equity Trust even if using the distributor is not in the best interest of the fund.

     VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds or accounts that he or she manages. If the structure of the Investment Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Investment Adviser or its affiliates have investment interests. In Mr. Gabelli's case, the Investment Adviser's compensation (and expenses) for the Equity Trust is marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee-based accounts than with non-performance-based accounts. In addition, he has investment interests in several of the funds managed by the Investment Adviser and its affiliates. The Investment Adviser and the Equity Trust have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise. In the case of other portfolio managers of the Equity Trust, their compensation is not affected by changes in assets of the Equity Trust while it is for other accounts that they manage.

     COMPENSATION STRUCTURE. Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than

Mr. Gabelli's compensation) allocable to the fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Investment Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Investment Adviser's parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.

     The compensation of other portfolio managers in the Gabelli organization is reviewed annually and structured to enable it to attract and retain highly qualified professionals in a competitive environment. Mr. Bryan receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing certain accounts other than the funds to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the compensation of the portfolio managers of the Equity Trust other than Mr. Gabelli) allocable to such other accounts. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by the Investment Adviser's parent, GAMCO Investors, Inc., of quantitative and qualitative performance evaluation criteria.

     The compensation of a portfolio manager for managing other pooled investment accounts is based on a percentage of net revenues received by the Investment Adviser for managing the account. Compensation for managing accounts that have a performance-based fee will have two components. One component is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager.

     OWNERSHIP OF STOCK IN THE EQUITY TRUST. Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by Messrs. Gabelli and Bryan:

                     DOLLAR RANGE OF
                    EQUITY SECURITIES
NAME                   HELD IN FUND
----                -----------------
Mario J. Gabelli            G
Caesar M.P. Bryan           A

     Key to Dollar Ranges - Information as of December 31, 2006

     A. None
     B. $1--$10,000
     C. $10,001--$50,000
     D. $50,001--$100,000
     E. $100,001--$500,000

     F. $500,001--$1,000,000
     G. over $1,000,000

                        BROKER NON-VOTES AND ABSTENTIONS

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The affirmative vote of a plurality of votes cast for each Nominee by the shareholders entitled to vote for a particular Nominee is necessary for the election of a Trustee. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

     [Shareholders of the Equity Trust will be informed of the voting results of the Meeting in the Equity Trust's Semi-Annual Report dated June 30, 2007.]

                              SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Equity Trust, which are intended to be presented at the Equity Trust's next Annual Meeting of Shareholders to be held in 2008, must be received by the Trust for consideration for inclusion in the Equity Trust's proxy statement and proxy relating to that meeting no later than November [___], 2007.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The directors of the Equity Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHARE HOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Trustees of The Gabelli Global Healthcare and WellnessRx Trust

     In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The Gabelli Global Healthcare & WellnessRx Trust (the "Fund") at March [___], 2007 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/ [_____]
------------------------------------
[Address]
March [___], 2007

                THE GABELLI GLOBAL HEALTHCARE & WELLNESSRX TRUST
                       STATEMENT OF ASSETS AND LIABILITIES

                               AS OF [_____], 2007

                                [To be included]

                                   APPENDIX A

                              INVESTMENT PRACTICES

     SPECIAL SITUATIONS. Although the Equity Trust and the Healthcare Trust typically invest in the securities of companies on the basis of fundamental value, each fund from time to time may, as a non-principal investment strategy, invest in companies that are determined by the Investment Adviser to possess "special situation" characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investment therefore may not appreciate in value or may decline in value.

     OPTIONS. The Equity Trust and the Healthcare Trust may, subject to guidelines of the respective Board of Directors, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the United States over-the-counter ("OTC") markets as a means of achieving additional return or of hedging the value of applicable fund's portfolio.

     Each of the Equity Trust and the Healthcare Trust may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the fund owns or may acquire through the conversion or exchange of other securities that it owns.

     A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

     A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security or currency to the writer, at a specified price, and obligating the writer to purchase the underlying security or currency from the holder at that price. The writer of the put, who receives the premium, has the obligation to buy the underlying security or currency upon exercise, at the exercise price during the option period.

     If each of the Equity Trust and the Healthcare Trust has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the fund so desires.

     An exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Equity Trust and the Healthcare Trust will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

     A call option is "covered" if the Equity Trust and the Healthcare Trust owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if each of the Equity Trust and the Healthcare Trust holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by each of the Equity Trust and the Healthcare Trust in cash, U.S. Government Obligations (as defined under "Investment Restrictions") or other high-grade short-term obligations in a segregated account with its custodian. A put option is "covered" if each of the Equity Trust and the Healthcare Trust maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If each of the Equity Trust and the Healthcare Trust has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Equity Trust and the Healthcare Trust has been assigned an exercise notice, they will be unable to effect a closing purchase transaction. Similarly, if each the Equity Trust and the Healthcare Trust is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when each of the Equity Trust and the Healthcare Trust so desires.

     Each of the Equity Trust and the Healthcare Trust will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; each of the Equity Trust and the Healthcare Trust will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although each of the Equity Trust and the Healthcare Trust will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that each of the Equity Trust and the Healthcare Trust would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If each of the Equity Trust and the Healthcare Trust, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

     In addition to options on securities, each of the Equity Trust and the Healthcare Trust may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, each of the Equity Trust and the Healthcare Trust is obligated, in return for the premium received, to make delivery of this amount. Each of the Equity Trust and the Healthcare Trust may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     Each of the Equity Trust and the Healthcare Trust may also buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

     Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Each of the Equity Trust and the Healthcare Trust will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.

     Price movements in the portfolio of each of the Equity Trust and the Healthcare Trust may not correlate precisely with the movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, each of the Equity Trust and the Healthcare Trust may be forced to liquidate portfolio securities to meet settlement obligations.

     Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to each of the Equity Trust's and the Healthcare Trust's writing of put and call options, there can be no assurance that a fund will succeed in any option writing program it undertakes.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. No consideration will be paid or received by each of the Equity Trust and the Healthcare Trust upon the purchase or sale of a futures contract. Initially, each of the Equity Trust and the Healthcare Trust will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contracts fluctuates. At any time prior to the expiration of a futures contract, each of the Equity Trust and the Healthcare Trust may close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures positions by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of each of the Equity Trust and the Healthcare Trust.

     Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of a fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

     In the event each of the Equity Trust and the Healthcare Trust sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act") an amount of cash, obligations of the U.S. government and its agencies and instrumentalities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of each of the Equity Trust and the Healthcare Trust to collateralize the positions, thereby ensuring that the use of the contract is unleveraged. For short positions in futures contracts and sales of call options, each of the Equity Trust and the Healthcare Trust may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call option or the market price at which the short positions were established.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON. Each of the Equity Trust and the Healthcare Trust may purchase or sell interest rate futures contracts to take advantage of, or to protect each of the Equity Trust and the Healthcare Trust, against fluctuations in interest rates affecting the value of debt securities which each of the Equity Trust and the Healthcare Trust holds or intends to acquire. For example, if interest rates are expected to increase, each of the Equity Trust and the Healthcare Trust might sell futures contracts on debt securities the values of which historically have a high degree of positive correlation to the values of each of the Equity Trust's and the Healthcare Trust's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of each of the Equity Trust's and the Healthcare Trust's portfolio securities. If interest rates increase, the value of the each of the Equity Trust's and the Healthcare Trust's portfolio securities will decline, but the value of the futures contracts to each of the Equity Trust and the Healthcare Trust will increase at approximately an equivalent rate, thereby keeping the net asset value of a fund from declining as much as it otherwise would have. Each of the Equity Trust and the Healthcare Trust could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows each of the Equity Trust and the Healthcare Trust to maintain a defensive position without having to sell its portfolio securities.

     Similarly, each of the Equity Trust and the Healthcare Trust may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which each of the Equity Trust and the Healthcare Trust intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, each of the Equity Trust and the Healthcare Trust can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, each of the Equity Trust and the Healthcare Trust can make its intended purchase of the debt securities in the cash market and concurrently liquidate its futures position. To the extent each of the Equity Trust and the Healthcare Trust enters into futures contracts for this purpose, it will maintain, in a segregated asset account with the custodian of each of the Equity Trust and the Healthcare Trust, assets sufficient to cover the obligations each of the Equity Trust and the Healthcare Trust with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by each of the Equity Trust and the Healthcare Trust with its custodian with respect to such futures contracts.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when t each of the Equity Trust and the Healthcare Trust is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. Each of the Equity Trust and the Healthcare Trust will purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, each of the Equity Trust and the Healthcare Trust will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, each of the Equity Trust and the Healthcare Trust will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that it intends to purchase. If a put or call option each of the Equity Trust and the Healthcare Trust has written is exercised, each fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, losses of each of the Equity Trust and the Healthcare Trust from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

     CURRENCY FUTURES AND OPTIONS THEREON. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, each of the Equity Trust and the Healthcare Trust will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, each of the Equity Trust and the Healthcare Trust will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever each of the Equity Trust and the Healthcare Trust anticipates a decline in the value of a foreign currency against the U.S. dollar, each fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, each of the Equity Trust and the Healthcare Trust can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if each of the Equity Trust and the Healthcare Trust intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, each fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     The purchase of options on currency futures will allow each of the Equity Trust and the Healthcare Trust, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, each of the Equity Trust and the Healthcare Trust may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by each fund. If exchange rates move in a way each of the Equity Trust and the Healthcare Trust did not anticipate, however, each fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, each fund's profits on its underlying securities transactions.

     SECURITIES INDEX FUTURES CONTRACTS AND OPTIONS THEREON. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect current or intended investments each of the Equity Trust and the Healthcare Trust from broad fluctuations in stock or bond prices. For example, each of the Equity Trust and the Healthcare Trust may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When each of the Equity Trust and the Healthcare Trust is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. Each of the Equity Trust and the Healthcare Trust may write put and call options on securities index futures contracts for hedging purposes.

     LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, each of the Equity Trust and the Healthcare Trust's investments in derivative instruments described in this Proxy Statement/Prospectus are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission. Nevertheless, investment restrictions each of the Equity Trust and the Healthcare Trust place certain limitations and prohibitions on each fund's ability to purchase or sell commodities or commodity contracts. See "Investment Restrictions" in Appendix B. Under these restrictions, each of the Equity Trust and the Healthcare Trust may not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of the fund's total assets and (ii) the aggregate market value of outstanding futures contracts of each of the Equity Trust and the Healthcare Trust and the market value of the currencies and futures contracts subject to outstanding options written by the fund, as the case may be, do not exceed 50% of the market value of each of the Equity Trust and the Healthcare Trust's total assets. In addition, investment in futures contracts and related options generally will be limited by the rating agency guidelines applicable to any of a fund's outstanding preferred stock.

     FORWARD CURRENCY EXCHANGE CONTRACTS. Each of the Equity Trust and the Healthcare Trust may engage in currency transactions other than on futures exchanges to protect against future changes in the level of future currency exchange rates. Each of the Equity Trust and the Healthcare Trust will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. Dealing in forward currency exchange by each of the Equity Trust and the Healthcare Trust will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of each of the Equity Trust and the Healthcare Trust generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.

     Each of the Equity Trust and the Healthcare Trust may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If a fund enters into a position hedging transaction, the fund's custodian or subcustodian will place cash or other liquid securities in a segregated account of the fund in an amount equal to the value of the fund's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the fund's commitment with respect to the forward contract.

     At or before the maturity of a forward sale contract, each of the Equity Trust and the Healthcare Trust may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which each fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If each of the Equity Trust and the Healthcare Trust retains the portfolio security and engages in an offsetting transaction, each fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between entering into a forward contract by each of the Equity Trust and the Healthcare Trust for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, each fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, each of the Equity Trust and the Healthcare Trust will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

     The cost to each of the Equity Trust and the Healthcare Trust of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

     If a decline in any currency is generally anticipated by the Investment Adviser, each of the Equity Trust and the Healthcare Trust may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

     SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON. The ability to establish and close out positions in futures contracts and options thereon by each of the Equity Trust and the Healthcare Trust will be subject to the development and maintenance of liquid markets. Although each of the Equity Trust and the Healthcare Trust generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.

     In the event no liquid market exists for a particular futures contract or option thereon in which each of the Equity Trust and the Healthcare Trust maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and each fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which each of the Equity Trust and the Healthcare Trust has written and which each fund is unable to close, each of the Equity Trust and the Healthcare Trust would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon and forward contracts by each of the Equity Trust and the Healthcare Trust is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, each of the Equity Trust and the Healthcare Trust will be in a worse position than if a hedging strategy had not been pursued. For example, if a fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. Each of the Equity Trust and the Healthcare Trust may have to sell securities at a time when it is disadvantageous to do so.

     ADDITIONAL RISKS OF FOREIGN OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CONTRACTS. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the ability of each of the Equity Trust and the Healthcare Trust to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that a fund may take in certain circumstances.

     RISKS OF CURRENCY TRANSACTIONS. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to each of the Equity Trust and the Healthcare Trust if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

     WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. Each of the Equity Trust and the Healthcare Trust may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a fund will enter into a forward commitment with the intention of actually acquiring the security, the fund may sell the security before the settlement date if it is deemed advisable.

     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the fund prior to the settlement date. Each of the Equity Trust and the Healthcare Trust will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

     RESTRICTED AND ILLIQUID SECURITIES. The Equity Trust may invest up to a total of 10% of its net assets in securities that are subject to restrictions on resale and securities the markets for which are illiquid, including repurchase agreements with more than seven days to maturity. The Healthcare Trust may invest without limit in illiquid securities. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly the Board of Directors/Trustees of each the Equity Trust and the Healthcare Trust will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 10% test. To the extent the Boards treat such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect each of the liquidity of each of Equity Trust and the Healthcare Trust.

     In accordance with pronouncements of the Commission, the Equity Trust may invest in restricted securities that can be traded among qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), without registration and may treat them as liquid for purposes of the foregoing 10% test if such securities are found to be liquid. The Board of each of the Equity Trust and the Healthcare Trust has adopted guidelines and delegated to the Investment Adviser, subject to the supervision of the Board, the function of determining and monitoring the liquidity of particular Rule 144A securities.

                                   APPENDIX B

                             INVESTMENT RESTRICTIONS

     The Equity Trust and the Healthcare Trust operate under the following restrictions that constitute fundamental policies under the 1940 Act and that, except as otherwise noted, cannot be changed without the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding voting securities (voting together as a single class) of the Equity Trust or the Healthcare Trust, as the case may be. In addition, pursuant to the Articles Supplementary, a majority, as defined in the 1940 Act, of the outstanding preferred stock of the Equity Trust (voting separately as a single class) is also required to change a fundamental policy, as defined in the 1940 Act. For purposes of the preferred stock voting rights described in the foregoing sentence, except as otherwise required under the 1940 Act, the majority of the outstanding preferred stock means, in accordance with Section 2(a)(42) of the 1940 Act, the vote of (i) of 67% or more of the shares of preferred stock present at the shareholders meeting called for such vote, if the holders of more than 50% of the outstanding preferred stock are present or represented by proxy or (ii) more than 50% of the outstanding preferred stock, whichever is less. Except as otherwise noted, the following restrictions apply to both the Equity Trust and the Healthcare Trust and all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

     1. Neither the Equity Trust nor the Healthcare Trust may invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry other than, in the case of the Healthcare Trust, in the healthcare and wellness industries. This restriction does not apply to investments in direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption ("U.S. Government Obligations").

     2. The Equity Trust may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Equity Trust would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Equity Trust would be invested in the securities of any one investment company or the Equity Trust would own more than 3% of any other investment company's securities, provided, however, this restriction shall not apply to securities of any investment company organized by the Equity Trust that are to be distributed pro rata as a dividend to its shareholders. The Healthcare Trust has no fundamental policy in this area.

     3. Neither the Equity Trust nor the Healthcare Trust may purchase or sell commodities or commodity contracts except that each fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in initial margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Equity Trust or the Healthcare Trust do not exceed 50% of the market value of its total assets. Neither the Equity Trust nor the Healthcare Trust may purchase or sell real estate, provided that the each may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     4. The Equity Trust may not purchase any securities on margin or make short sales, except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Healthcare Trust has no fundamental policy in this area.

     5. Neither the Equity Trust nor the Healthcare Trust may make loans of money, except by the purchase of a portion of publicly distributed debt obligations (in the case of the Equity Trust) or privately or publicly distributed debt obligations (in the case of the Healthcare Trust), and enter into repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Equity Trust and the Healthcare Trust each reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans may only be made upon approval of, and subject to any conditions imposed by, the Board of Directors of the Equity Trust and the Healthcare Trust. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.

     6. The Healthcare Trust may borrow money to the extent permitted by applicable law and may pledge assets to secure such borrowings or other issuances of senior securities. The 1940 Act currently requires that the Healthcare Trust have 300% asset coverage with respect to all borrowings other than temporary borrowings of up to 5% of the value of its total assets. The Equity Trust may not borrow money, except that it may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its shares as described above. See "Description of Capital Stock of the Healthcare Trust and the Equity Trust -- Repurchase of Shares." The Equity Trust may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Equity Trust at the time the loan is made. The Equity Trust may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Equity Trust will not borrow for investment purposes. Immediately after any borrowing, the Equity Trust will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Equity Trust exceeds 5% of its total assets, the Equity Trust will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above.

     7. Issue senior securities, except to the extent permitted by applicable law.

     8. Underwrite securities of other issuers except insofar as the Equity Trust or the Healthcare Trust may be deemed an underwriter under the Securities Act in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by each fund that are to be distributed pro rata as a dividend to its shareholders.

     9. The Healthcare Trust may invest without limit in illiquid securities. The Equity Trust may not invest more than 10% of its total assets in illiquid securities, such as repurchase agreements with maturities in excess of seven days, or securities that at the time of purchase have legal or contractual restrictions on resale.

                                   APPENDIX C

                       AUTOMATIC DIVIDEND REINVESTMENT AND
                          VOLUNTARY CASH PURCHASE PLAN

Under the Equity Trust Plan and the substantially similar Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan adopted by the Healthcare Trust (each, the "Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions reinvested automatically by Computershare Shareholder Services, Inc. ("Computershare"), which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to stock registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend disbursing agent.

     Under the Plan, whenever the market price of the shares of common stock is equal to or exceeds net asset value at the time stock is valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued shares of common stock, valued at the greater of (i) the net asset value as most recently determined or
(ii) 95% of the then-current market price of the shares of common stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the shares of common stock at the time of valuation exceeds the market price of the shares of common stock, participants will receive shares of common stock from the Equity Trust or the Healthcare Trust, as applicable, valued at market price. If the Equity Trust or the Healthcare Trust should declare a dividend or capital gains distribution payable only in cash, Computershare will purchase the shares of common stock for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause a fund to issue shares of common stock at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the shares of common stock exceeds net asset value.

     Participants in the Plan have the option of making additional cash payments to Computershare, semi-monthly, for investment in the common stock as applicable. Such payments may be made in any amount from $250 to $10,000. Computershare will use all funds received from participants to purchase shares of common stock in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to Computershare in a manner that ensures that Computershare will receive these payments approximately 10 days before the 1st and 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by Computershare at least 48 hours before such payment is to be invested.

     Computershare maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares of common stock in the account of each Plan participant will be held by Computershare in noncertificated form in the name of the participant. A Plan participant may send its stock certificates to Computershare so that the stock represented by such certificates will be held by Computershare in the participant's shareholder account under the Plan. In the case of shareholders such as banks, brokers or nominees, which hold stock for others who are the beneficial owners, Computershare will administer the

Plan on the basis of the number of shares of common stock certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

     Experience under the Plan may indicate that changes are desirable. Accordingly, Equity Trust or the Healthcare Trust reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. A Plan also may be amended or terminated by Computershare on at least 90 days' written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare at P.O. Box 43010, Providence, RI 02940-3010.

                                   APPENDIX D

                             DESCRIPTION OF RATINGS

             CORPORATE BOND RATINGS MOODY'S INVESTORS SERVICE, INC.

     Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa Securities.

     A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

     Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated Aa through B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                       STANDARD & POOR'S RATINGS SERVICES

     AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal. AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     Debt rated BB, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

     In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

     AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                   APPENDIX E

                                  PROXY VOTING

                      GAMCO INVESTORS, INC. AND AFFILIATES

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

     These procedures will be used by GAMCO Asset Management, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I. PROXY VOTING COMMITTEE

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Asset Management, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2006, the members are:

Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC
Caesar M. P. Bryan, Portfolio Manager
Peter D. Goldstein, Director of Regulatory Affairs
Joshua W. Fenton, Director of Research
Douglas R. Jamieson, Chief Operating Officer of GAMCO
James E. McKee, General Counsel
Karyn-Marie Prylucki, Director of Proxy Voting Services
Christopher J. Michailoff, Deputy General Counsel
George Maldonado, proxy Administrator
William S. Selby, Managing Director of GAMCO
Howard F. Ward, Portfolio Manager

     Mr. Joshua Fenton currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the
recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

     For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

     -    Operations

     -    Legal Department

     -    Proxy Department

     -    Investment professional assigned to the account

     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. VOTING RECORDS

     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

     If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433

     The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. VOTING PROCEDURES

     1. Custodian banks, outside brokerage firms and First Clearing Corporation are responsible for forwarding proxies directly to GAMCO. Proxies are received in one of two forms:

Shareholder Vote Authorization Forms (VAFs) -- Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

Proxy cards which may be voted directly.

     2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

     3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

     4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

     Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

     PROXY EDGE records include:

Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest) Client Name
Adviser or Fund Account Number
Directors' Recommendation
How GAMCO voted for the client on each issue The rationale for the vote when it appropriate
Records prior to the institution of the PROXY EDGE system include: Security name Type of Meeting (Annual, Special, Contest)
Date of Meeting
Name of Custodian
Name of Client
Custodian Account Number
Adviser or Fund Account Number
Directors' recommendation
How the Adviser voted for the client on each issue
Date the proxy statement was received and by whom Name of person posting the vote
Date and method by which the vote was cast

From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

     5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

     6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

     7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

     - VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form

     - When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

     8. In the case of a proxy contest, records are maintained for each opposing entity.

     9. Voting in Person

     a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

     -    Banks and brokerage firms using the services at ADP

     A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

     -    Banks and brokerage firms issuing proxies directly:

     The bank is called and/or faxed and a legal proxy is requested.

     All legal proxies should appoint:

     "REPRESENTATIVE OF WITH FULL POWER OF SUBSTITUTION."

     b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

     - A limited Power of Attorney appointing the attendee an Adviser representative.

     - A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

     -    A sample ERISA and Individual contract.

     -    A sample of the annual authorization to vote proxies form.

     -    A copy of our most recent Schedule 13D filing (if applicable).

                             PROXY VOTING GUIDELINES

                            GENERAL POLICY STATEMENT

     It is the policy of GAMCO Investors Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

     At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

     We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

     The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

     Factors taken into consideration include:

-    Historical responsiveness to shareholders This may include such areas as:

-    Paying greenmail

- Failure to adopt shareholder resolutions receiving a majority of shareholder votes

-    Qualifications

-    Nominating committee in place

-    Number of outside directors on the board

-    Attendance at meetings

-    Overall performance

SELECTION OF AUDITORS

     In general, we support the Board of Directors' recommendation for auditors.

BLANK CHECK PREFERRED STOCK

     We oppose the issuance of blank check preferred stock.

     Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

     A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

     While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

     Where a classified board is in place we will generally not support attempts to change to an annually elected board. When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

     The request to increase the amount of outstanding shares is considered on a case-by-case basis. Factors taken into consideration include:

     -    Future use of additional shares

     -    Stock split

     -    Stock option or other executive compensation plan

     -    Finance growth of company/strengthen balance sheet

     -    Aid in restructuring

     -    Improve credit rating

     -    Implement a poison pill or other takeover defense

     - Amount of stock currently authorized but not yet issued or reserved for stock option plans

     -    Amount of additional stock to be authorized and its dilutive effect.

     We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

     We support the idea that a shareholder's identity and vote should be treated with confidentiality.

     However, we look at this issue on a case-by-case basis.

     In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

     In general, we support cumulative voting.

     Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

     Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

     Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

     We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

     The Commission's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

     Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

     We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits. Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

     Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

     We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

     Note: Congress has imposed a tax on any parachute that is more than three times the executive's average annual compensation.

ANTI-GREENMAIL PROPOSALS

     We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

     We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

     This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

     As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

     Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

     Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

     Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

     In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

     Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

     In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

     This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

     We consider this on a case-by-case basis. Our decision will be based on the following:

     -    State of Incorporation

     -    Management history of responsiveness to shareholders

     -    Other mitigating factors

POISON PILL

     In general, we do not endorse poison pills.

     In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

     Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

     Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

     -    Dilution of voting power or earnings per share by more than 10%

     -    Kind of stock to be awarded, to whom, when and how much

     -    Method of payment

     - Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

     Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

     Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

     Reviewed on a case-by-case basis.

                                   APPENDIX F

                                    TAXATION

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Equity Trust and the Healthcare Trust and each of its shareholders. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Equity Trust and the Healthcare Trust and each of its shareholders (including shareholders owning a large position in each of the Equity Trust and the Healthcare Trust), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

TAXATION OF A FUND

     The Equity Trust and the Healthcare Trust have each elected to be treated and has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") (a "RIC"). Accordingly, each fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of a fund's total assets is invested in the securities of
(I) any one issuer (other than U.S. government securities and the securities of other RICs), (II) any two or more issuers in which a fund owns more than 20% or more of the voting securities and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

     The investments of each of the Equity Trust and the Healthcare Trust in partnerships, including Qualified Publicly Traded Partnerships, may result in each fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

     As RICs, each fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of each fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). Each fund intends to distribute at least annually substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, each of Equity Trust and the Healthcare Trust must distribute during each calendar year an amount at least equal to the sum of
(i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund's fiscal year), and (iii) certain undistributed amounts from previous years on which a fund paid no federal income tax. While each fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, each fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

     A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by each of the Equity Trust and the Healthcare Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by each fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

     If a fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the fund's shareholders would not be deductible by the fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Equity Trust and the Healthcare Trust each would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the fund to the IRS. In addition, if Equity Trust and the Healthcare Trust each failed to qualify as a RIC for a period greater than two taxable years, then each fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if each fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

     Gain or loss on the sales of securities by each fund will generally be long-term capital gain or loss if the securities have been held by the fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

     Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

     Investments by each of the Equity Trust or the Healthcare Trust in certain "passive foreign investment companies" ("PFICs") could subject each fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to a fund to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders."

     Each fund may invest in debt obligations purchased at a discount with the result that each fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. Each fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

     As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to each of Equity Trust and the Healthcare Trust, each fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by each fund and therefore would be subject to the distribution requirements of the Code. This might prevent a fund from distributing 90% of its investment company taxable income as is required in order to avoid fund-level federal income taxation on all of its income, or might prevent a fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, a fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

     If Equity Trust or the Healthcare Trust do not meet the asset coverage requirements of the 1940 Act and the Articles Supplementary, in the case of the Equity Trust, each fund will be required to suspend distributions to the holders of the shares of common stock until the asset coverage is restored. Such a suspension of distributions might prevent each fund from distributing 90% of its investment company taxable income as is required in order to avoid fund-level federal income taxation on all of its income, or might prevent the fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.

     Certain of the funds' investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. Each of the Equity Trust and the Healthcare Trust will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

FOREIGN TAXES

     Since each of Equity Trust and the Healthcare Trust may invest in foreign securities, income from such securities may be subject to non-U.S. taxes. Each fund intends to invest less than 50% of its total assets in foreign securities. As long as each fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to "pass-through" to shareholders of a fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

TAXATION OF SHAREHOLDERS

     The Equity Trust and the Healthcare Trust each will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, Equity Trust and the Healthcare Trust each will be subject to a tax of 35% of such amount. In that event, each fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by each fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of stock of the fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

     Distributions paid by each fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of each fund's earnings and profits. Such distributions (if designated by Equity Trust or the Healthcare Trust may, however, qualify (provided holding period and other requirements are met by both Equity Trust and the Healthcare Trust and each of their shareholders) (i) for the dividends received deduction available to corporations, but only to the extent that each fund's income consists of dividend income from U.S. corporations and (ii) through December 31, 2010, as qualified dividend income eligible for the reduced maximum federal rate to individuals of generally 15% (currently 5% for individuals in lower tax brackets) to the extent that each fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code. If each of the Equity Trust and the Healthcare Trust lends portfolio securities, the amount received by each fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. Distributions of net capital gain designated as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in stock, and regardless of how long the shareholder has held each fund's stock. Capital gain distributions are not eligible for the dividends received deduction. The maximum federal tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (currently 5% for individuals in lower brackets) for such gain realized before January 1, 2011. Unrecaptured
Section 1250 gain distributions, if any, will be subject to a 25% tax. Distributions in excess of each fund's earnings and profits will first reduce the adjusted tax basis of a holder's stock and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the stock is held as a capital asset). For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

     If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" for this purpose is generally a dividend (i) in an amount greater than or equal to 10% or 5% of the taxpayer's tax basis (or trading value) in a share of common stock or preferred stock, respectively, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of common or preferred stock, aggregating dividends with ex-dividend dates within a 365-day period.

     The IRS currently requires that a registered investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction ("DRD") and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Equity Trust intends each year to allocate capital gain dividends, dividends qualifying for the DRD and dividends that constitute qualified dividend income, if any, between its common stock and preferred stock in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Equity Trust's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common stock and preferred stock. Since the Equity Trust's current and accumulated earnings and profits will first be used to pay dividends on its preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of shares of common stock.

     Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

     The price of stock purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing stock just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

     Certain types of income received by Equity Trust or the Healthcare Trust from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause each fund to designate some or all of its distributions as "excess inclusion income." To fund shareholders such excess inclusion income may (1) constitute taxable income, as "unrelated business taxable income" ("UBTI") for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (4) cause a fund to be subject to tax if certain "disqualified organizations" as defined by the Code are fund shareholders.

     Upon a sale, exchange, redemption or other disposition of stock, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder's adjusted tax basis in the stock. Such gain or loss will be treated as long-term capital gain or loss if the stock has been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the stock disposed of is replaced by substantially identical stock within a 61-day period beginning 30 days before and ending 30 days after the date that the stock is disposed of. In such a case, the basis of the stock acquired will be adjusted to reflect the disallowed loss.

     Any loss realized by a shareholder on the sale of Equity Trust or the Healthcare Trust stock held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such stock.

     Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Equity Trust or the Healthcare Trust.

     Shareholders will receive, if appropriate, various written notices after the close of each of the Equity Trust and the Healthcare Trust's taxable years regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by each fund to its shareholders during the preceding taxable year.

If a shareholder recognizes a loss with respect to the Equity Trust or the Healthcare Trust's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     Dividends paid by the Equity Trust or the Healthcare Trust to shareholders who are non-resident aliens or foreign entities ("foreign investors") are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a foreign investor will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a foreign investor who provides a Form W-8ECI, certifying that the dividends are effectively connected with the foreign investor's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the foreign investor were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A foreign investor who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

     In general, United States federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Equity Trust or the Healthcare Trust.

     For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of "qualified net interest income" of the Equity Trust or the Healthcare Trust, as applicable (generally, the Equity Trust's or the Healthcare Trust's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Equity Trust or the Healthcare Trust is each at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Equity Trust's or the Healthcare Trust's "qualified short-term capital gains" (generally, the excess of the Equity Trust's or the Healthcare Trust's net short-term capital gain over the Equity Trust's or the Healthcare Trust's, as applicable, long-term capital loss for such taxable year). However, depending on its circumstances, the Equity Trust or the Healthcare Trust may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Equity Trust or the Healthcare Trust designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.

BACKUP WITHHOLDING

     The Equity Trust and the Healthcare Trust each may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE APPLICABLE PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN SHARES OF COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF SHARES OF COMMON STOCK.

               THE GABELLI GLOBAL HEALTHCARE & WELLNESS(Rx) TRUST

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification

The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. However, nothing in the Agreement and Declaration of Trust of the Trust protects or indemnifies a trustee, officer, employee or agent of the Trust against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Item 16. Exhibits

(1) Declaration of Trust of Registrant.**

(2) By-Laws of Registrant.**

(3) Not Applicable.

(4) Not Applicable.

(5) Form of Registrant's Common Share Certificate.**

(6) Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC**

(7) Not Applicable.

(8) Not Applicable.

(9)(a) Form of Custodian Contract between Registrant and Mellon Trust of New England, N.A.**

(9)(b) Form of Custodian Fee Schedule between Registrant and Mellon Trust of New England, N.A.**

(9)(c) Form of Registrar, Transfer Agency and Service Agreement between Registrant and [__________________].**

(9)(d) Form of Transfer Agent and Registrar Services Fee Agreement between Registrant and [__________________].**

(10) Not Applicable.

(11) Opinion and Consent of Willkie Farr & Gallagher LLP with respect to legality.**

(12) Opinion and Consent of Willkie Farr & Gallagher LLP with respect to tax matters.**

(13) Not Applicable.

(14) Consents of PricewaterhouseCoopers LLP.**

(15) Not Applicable.

(16) Power of Attorney.*

(17)(a) Form of Proxy Card.**

(17)(b) Purchase Agreement dated ______, 2007 between Registrant and The Gabelli Equity Trust Inc.**

(17)(c) Annual Report of The Gabelli Equity Trust Inc. to Shareholders for the fiscal year ended December 31, 2006.**

(17)(d) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant.**

*    Filed herewith

**   To be filed by amendment.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 27th day of February, 2007.

                                        THE GABELLI GLOBAL HEALTHCARE &
                                        WELLNESS(Rx) TRUST


                                        By: /s/ Bruce N. Alpert
                                            ------------------------------------
                                            Bruce N. Alpert
                                            President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

NAME                                                  TITLE                        DATE
----                                                  -----                        ----


/s/ Bruce N. Alpert                     President and Principal Executive   February 27, 2007
-------------------------------------   Officer
Bruce N. Alpert


/s/ Agnes Mullady                       Treasurer and Principal Financial   February 27, 2007
-------------------------------------   Officer
Agnes Mullady


/s/ Mario J. Gabelli*                   Trustee                             February 27, 2007
-------------------------------------
Mario J. Gabelli


/s/ Thomas E. Bratter*                  Trustee                             February 27, 2007
-------------------------------------
Thomas E. Bratter


/s/ Anthony J. Colavita*                Trustee                             February 27, 2007
-------------------------------------
Anthony J. Colavita


/s/ James P. Conn*                      Trustee                             February 27, 2007
-------------------------------------
James P. Conn


/s/ Vincent D. Enright*                 Trustee                             February 27, 2007
-------------------------------------
Vincent D. Enright


/s/ Robert C. Kolodny*                  Trustee                             February 27, 2007
-------------------------------------
Robert C. Kolodny


/s/ Anthonie C. van Ekris*              Trustee                             February 27, 2007
-------------------------------------
Anthonie C. van Ekris


/s/ Salvatore J. Zizza*                 Trustee                             February 27, 2007
-------------------------------------
Salvatore Zizza

*By: /s/ Bruce N. Alpert
     --------------------------------
     Bruce N. Alpert
     Attorney-in-Fact